UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement

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CALIFORNIA RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

California Resources 2026 Proxy Statement and Notice of Annual Meeting

Letter to Shareholders from the Chair of the Board

Fellow Shareholders,

On behalf of the Board of Directors, thank you for your continued support of California Resources Corporation.

In 2025, CRC delivered strong financial and operating results, supported by the durability of its long-life, low-decline conventional oil and gas assets. Elk Hills and Belridge are among the premier oil fields in the Lower 48 and remain cornerstone assets within CRC’s portfolio, providing scale, operational consistency, and long-term development opportunities that underpin the Company’s financial resilience. The Company grew production for the third consecutive year, closed on another well received merger, advanced its carbon management platform, and returned substantial capital to shareholders. These outcomes reflect effective management execution under active and engaged Board oversight.

Capital discipline and balance sheet stewardship remained central to the Board’s focus. In 2025, CRC generated record free cash flow1 of $543 million and returned $513 million back to shareholders through dividends and share repurchases, while preserving financial flexibility and balance sheet strength. As permitting visibility in California improved, the Board supports a balanced capital allocation approach that prioritizes disciplined reinvestment in high-return development, while maintaining balance sheet strength across the cycle and continued shareholder returns. Since mid-2021, the Company has returned nearly $1.6 billion to shareholders through share repurchases and dividends, repurchasing approximately 26.8 million shares over that period.

In December 2025, CRC completed its merger with Berry Corporation, extending the life of the Company’s long-duration conventional asset base and further enhancing scale in California. The transaction is expected to deliver $80-90 million of targeted annual synergies, reinforcing the strategic and financial merits of the combination. The Board oversaw the transaction process and remains engaged in monitoring integration progress and planned synergy realization using a proven, repeatable framework.

Oversight of Carbon TerraVault follows the same disciplined approach. The Board supports staged investments with funding structured through our partnerships and joint ventures including the Carbon TerraVault JV, and return thresholds consistent with our broader capital allocation priorities. Importantly, investments in carbon management must compete for capital alongside the Company’s deep portfolio of opportunities across the enterprise.

Board composition and governance remained strong throughout the year. The Board remains appropriately composed, with a mix of skills, independence, and experience aligned with CRC’s strategy and risk profile.

Strong governance underpins safety, sustainability, and incentive alignment. Executive compensation remains meaningfully performance-based, with incentives tied to financial performance, safety, and environmental stewardship. The Board believes this structure reinforces disciplined decision-making, effective risk management, and CRC’s strong culture of safety.

Looking ahead, the Board remains focused on disciplined execution, prudent capital allocation, and effective oversight. We believe CRC’s durable asset base, strong balance sheet, repeatable integration capability, and measured approach to new opportunities position the Company to continue performing through cycles. Together, these attributes define CRC as a Different Kind of Energy Company—one guided by responsible governance and a long-term commitment to per-share value creation.

We appreciate your continued engagement and encourage you to vote in favor of the Board’s recommendations outlined in this proxy statement.

Tiffany (TJ) Thom Cepak

Independent Chair of the Board

California Resources Corporation

_________________________________________________________________________________________________

1Represents a non-GAAP measure. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the nearest GAAP equivalent and other additional information. Free cash flow is equal to net cash provided (used) by operating activities less capital investments.

PLEASE NOTE: This letter and the Proxy Statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts are forward-looking statements, and include statements regarding our future financial position, business strategy, projected revenues, earnings, costs, capital expenditures and plans and objectives of management for the future. The forward-looking statements herein involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. For a discussion of these risks and uncertainties, please refer to the “Risk Factors” and “Forward-Looking Statements” described in our Annual Report on Form 10-K. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Such forward-looking statements are based on management's expectations as of the date of this filing, unless an earlier date is specified, and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made in our Form 10-K and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business. Any forward-looking statement speaks only as of the date on which such statement is made and we undertake no obligation and expressly disclaim any duty to correct or update any forward-looking statement, except as required by applicable law.

We have included in this letter and the Proxy Statement certain voluntary disclosures regarding our sustainability goals, Sustainability Reports and related matters because we believe these matters are of interest to our investors; however, we do not believe these disclosures are “material” as that concept is defined by or construed in accordance with the securities laws or any other laws of the U.S. or any other jurisdiction, or as that concept is used in the context of financial statements and financial reporting. These disclosures speak only as of the date on which they are made, and we undertake no obligation and expressly disclaim any duty to correct or update such disclosures, whether as a result of new information, future events or otherwise, except as required by applicable law. Additionally, please note that these disclosures are for information purposes only, and no information found and/or provided in the Company’s Sustainability Reports or on the Company’s website in general is intended or deemed to be incorporated by reference in this proxy statement.

California Resources Corporation 1 World Trade Center, Suite 1500 | Long Beach | California 90831

California Resources Corporation

Notice of the 2026 Annual Meeting of Stockholders

Meeting Date:	April 30, 2026

Meeting Time:	11:00 a.m., Pacific Time

Location:	Virtual meeting at https://www.virtualshareholdermeeting.com/CRC2026

Record Date:	March 9, 2026

Purposes of the 2026 annual meeting of stockholders:

(1)
To elect the nine director nominees named in this proxy statement, each for a one-year term;
(2)
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
(3)
To hold an advisory vote to approve named executive officer compensation.

Information relevant to these matters is set forth in the accompanying proxy statement.

The close of business on March 9, 2026, was fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof. Only our stockholders of record or their legal proxy holders as of the record date or our invited guests may attend the annual meeting.

The annual meeting will be held in a virtual meeting format only at https://www.virtualshareholdermeeting.com/CRC2026. You will not be able to attend the annual meeting in person. If you wish to attend the annual meeting, you must follow the instructions under “Attending the Annual Meeting” on page 68 of the proxy statement. We have also provided information regarding how stockholders can engage during the annual meeting, including how they can vote, ask questions, request technical support and access information following the annual meeting within this proxy statement.

Beginning on or about March 18, 2026, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders containing instructions on how to access the proxy statement and vote online and made our proxy materials available to our stockholders over the Internet.

By Order of the Board of Directors,

Michael L. Preston

Executive Vice President, Chief Strategy Officer and General Counsel
Corporate Secretary

IMPORTANT VOTING INFORMATION

If you owned shares of our common stock at the close of business on March 9, 2026, you are entitled to one vote per share upon each matter presented at our 2026 annual meeting of stockholders to be held on April 30, 2026. In order for stockholders whose shares were held in an account at a brokerage firm, bank or other nominee (i.e., in “street name”) as of March 9, 2026, to vote their shares at the 2026 annual meeting, they will need to obtain a legal proxy from the broker, bank or other nominee that holds their shares authorizing them to vote at the annual meeting.

If you hold shares in “street name,” unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares via telephone or the Internet, your broker is only permitted to vote on your behalf on ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026, and may not vote on the election of directors and other matters to be considered at the annual meeting. For your vote to be recognized, you will need to communicate your voting decisions to your broker, bank or other nominee before the date of the annual meeting.

YOUR VOTE IS IMPORTANT

Your vote is important. Our Board of Directors strongly encourages you to exercise your right to vote. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting.

QUESTIONS

If you have any questions about the proxy voting process, please contact Broadridge at (800) 579-1639. The Securities and Exchange Commission also has a website (https://www.sec.gov/spotlight/proxymatters) with more information about your rights as a stockholder. You also may contact our Investor Relations Department by phone at (818) 661-3731 or by e-mail at IR@crc.com.

ATTENDING THE ANNUAL MEETING

The annual meeting will be held in a virtual meeting format only at https://www.virtualshareholdermeeting.com/CRC2026. You will not be able to attend the annual meeting in person. If you wish to attend the annual meeting, you must follow the instructions under “Attending the Annual Meeting” on page 68 of the proxy statement.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

PROXY MATERIALS FOR THE STOCKHOLDER MEETING

TO BE HELD ON APRIL 30, 2026

The Notice of the 2026 Annual Meeting of Stockholders, the Proxy Statement for the 2026 Annual Meeting of Stockholders and the 2025 Annual Report to Stockholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2025) of California Resources Corporation are available at http://www.proxyvote.com. You will need the 16-digit control number included on the Notice that was mailed to you, on your proxy card or on the instructions that accompanied your proxy materials.

2026 PROXY STATEMENT

CALIFORNIA RESOURCES CORPORATION i

2026 PROXY STATEMENT

CALIFORNIA RESOURCES CORPORATION ii

2026 PROXY STATEMENT

Proxy Statement Summary

Proxy Statement Summary

This summary highlights information contained in the proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. California Resources Corporation, together with its subsidiaries, is referred to herein as “we,” “our,” “us,” the “Company” or “CRC.” The 2026 annual meeting of stockholders described below is referred to herein as the “Annual Meeting.”

2026 Annual Meeting of Stockholders

Date:	April 30, 2026

Time:	11:00 a.m., Pacific Time

Place:	Virtual meeting at https://www.virtualshareholdermeeting.com/CRC2026

Record Date:	March 9, 2026

The Annual Meeting will be held in a virtual meeting format only at https://www.virtualshareholdermeeting.com/CRC2026. You will not be able to attend the Annual Meeting in person. If you wish to attend the Annual Meeting, you must follow the instructions under “Attending the Annual Meeting” below.

A Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the proxy statement and vote online, was mailed to our stockholders beginning on or about March 18, 2026, and also made available to our stockholders over the Internet on the same date.

Agenda and the Board’s Recommendation on Voting Matters

The following table summarizes the items that will be brought for a vote of our stockholders at the Annual Meeting, along with the recommendation of our Board of Directors as to how stockholders should vote on each item.

Agenda Item		Description	Board’s Recommendation
1.	Proposal 1	Election of the nine director nominees named in this proxy statement, each for a one-year term	FOR EACH NOMINEE
2.	Proposal 2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026	FOR
3.	Proposal 3	Advisory vote to approve named executive officer compensation	FOR

Voting: Stockholders as of the record date are entitled to vote. Each share of common stock entitles its holder to one vote for each director nominee and one vote for each of the proposals to be voted on.

CALIFORNIA RESOURCES CORPORATION 1

2026 PROXY STATEMENT

Proxy Statement Summary

Directors

Each of our directors will stand for re-election at our Annual Meeting. Assuming each of our nominees is elected, the Board of Directors will be comprised of eight independent directors, plus Mr. Leon, following the Annual Meeting. The following table provides summary information about each of our current directors and director nominees and whether the Board of Directors considers each of them to be independent under the New York Stock Exchange’s (“NYSE”) independence standards. Although he is not currently independent, the Board has determined that Mr. McFarland will be independent as of the date of the Annual Meeting.

					Committees
Director/				Director		Carbon			Nominating &
Director Nominees	Positions	Age	Independent	Since	Audit	TerraVault	Compensation	Finance	Governance	Sustainability
Andrew B. Bremner		35	Yes	2021		●	●	●		●
Tiffany (TJ) Thom Cepak	Chair	53	Yes	2020				●
James N. Chapman		63	Yes	2020		●	Chair	Chair
James R. Jackson		49	Yes	2024						●
Christian S. Kendall		59	Yes	2024	●	●			Chair
Francisco J. Leon	President & CEO	49	No	2023
Mark A. (Mac) McFarland		56	No	2020		Chair
William B. Roby		66	Yes	2020	●		●		●	Chair
Alejandra (Ale) Veltmann		57	Yes	2021	Chair				●

Corporate Governance Highlights

Majority voting. In 2022, the Board submitted for approval, and the stockholders approved, proposals to amend the Company’s Certificate of Incorporation to reduce the prior supermajority voting thresholds to majority thresholds.

8 out of 9 Board members will be independent. The Board has determined 8 out of 9 Board members will be independent within the meaning of NYSE listing standards as of the date of the Annual Meeting.

Anti-Hedging and Anti-Pledging Policy. Our Insider Trading Policy specifically prohibits the hedging or pledging of our securities.

Overboarding Policy. We maintain a policy to restrict directors from serving on more than three other public company boards without approval.

Clawback Policy. We maintain a comprehensive, standalone policy that covers cash, equity, equity-based and other awards under our incentive compensation programs.

Board is not classified. Our directors are elected on an annual basis.

Independent Board committees. Our standing committees will be made up of independent directors as of the Annual Meeting. Each standing committee operates under a written charter that has been approved by the Board and is available to stockholders on our website.

Each committee has the authority to retain independent advisors.

Frequent executive sessions of independent directors. In 2025, the independent directors held executive sessions on a regular basis.

No stockholder rights plan (“poison pill”) in effect.

Whistleblower reports. Our VP Internal Audit informs the Audit Committee about whistleblower reports and other communications that are received on our anonymous compliance hotline or through other channels. The Audit Committee Chair also has direct access to such whistleblower reports.

CALIFORNIA RESOURCES CORPORATION 2

2026 PROXY STATEMENT

Proxy Statement Summary

Director evaluation process. Each year, each of the Board committees and the full Board of Directors undertakes a self-assessment of its performance.

CEO and management evaluation process. The Board of Directors conducts an annual performance review of management, including the CEO, and regularly reviews succession planning for the CEO and senior management.

Compensation Program Highlights

Our 2025 compensation program continues to align our executives' interests with those of our stockholders by allocating 60% of the annual long-term incentives to performance-based stock awards and 40% to time-vested stock awards. The performance-based awards use both cumulative total shareholder returns and total shareholder returns compared to the companies in the XOP Index as the basis for payouts, linking the realizable value for a majority of executives' compensation to both the stock price and shareholder returns.

Compensation Program Practices

Our executive compensation program is designed to motivate our executives to take actions that are aligned with our short- and long-term strategic objectives, appropriately balancing risk versus potential reward. It is designed to incorporate compensation best practices and is governed by our Compensation Committee. Our annual incentive awards and long-term incentive plans are performance-based and intended to align with the long-term best interests of stockholders and to retain our management team.

The Compensation Committee has engaged in best practices to align executive pay with Company performance and to ensure good governance in the following ways:

WHAT WE DO √ We pay for performance. A significant portion of the compensation of our named executive officers is directly linked to the Company’s performance, by way of a compensation structure that includes performance-based annual and long-term incentive awards. √ We are stockholder aligned. Annual and long-term incentive awards are based on performance measures that are aligned with the creation of value for our stockholders. All of the outstanding long-term incentive awards for our named executives are stock-based. √ We have “double trigger” change in control provisions. Our change in control arrangements for named executive officers require both the occurrence of a change in control event and termination of employment before applicable vesting of awards occurs. √ We solicit feedback from stockholders. We regularly reach out to our largest stockholders for feedback on our governance and executive compensation. √ We provide market-competitive compensation. Our compensation program is competitive within our industry and recognizes evolving governance practices, which allows us to attract and retain key talent. √ We have stock ownership requirements. We maintain stock ownership guidelines for our named executive officers and stock grant delivery mechanics for our directors that require meaningful stock ownership in the Company. √ We have a clawback policy. Our Incentive-Based Compensation Recoupment Policy requires the Company to recoup certain incentive compensation in the event of a financial restatement and was recently updated to comply with SEC and NYSE requirements. √ We seek independent advice. The Compensation Committee retains an independent advisor to review executive compensation and provide advice to the Compensation Committee.

CALIFORNIA RESOURCES CORPORATION 3

2026 PROXY STATEMENT

Proxy Statement Summary

WHAT WE DON’T DO. X We do not allow hedging or pledging. Our Insider Trading Policy prohibits certain transactions involving our stock, including hedging and pledging. X We do not allow the repricing of stock options. Our equity incentive plan prohibits the repricing or backdating of stock options. X We do not offer enhanced retirement benefits. Our nonqualified defined compensation plan provides restorative, but not enhanced, retirement benefits for our executives. X We do not encourage excessive risk or inappropriate risk taking through our incentive programs. Our plans do not motivate executives to engage in activities that create excessive or inappropriate risk for the Company.

CALIFORNIA RESOURCES CORPORATION 4

2026 PROXY STATEMENT

Board of Directors and Corporate Governance

Board of Directors and Corporate Governance

Our Board of Directors and Director Nominees

Our Board values and exhibits an effective mix of backgrounds, perspective, skills and experience.

Set forth below is a chart that summarizes the specific experience, qualifications, attributes and skills of our directors and director nominees and biographical information regarding each of our directors and director nominees. Each of the individuals below is standing for reelection at the Annual Meeting. There are no family relationships between any of our directors, director nominees and executive officers. Pursuant to the CPPIB Stockholder Agreement (as defined below), Canada Pension Plan Investment Board (“CCPIB”) has nominated James R. Jackson for reelection at the Annual Meeting. See “Certain Relationships and Related Transactions—Stockholder Agreements” for more information. With respect to our other directors or director nominees, there are no ongoing arrangements or understandings between any of our executive officers, directors or director nominees and any other person pursuant to which any person will be selected as a director or an executive officer.

CALIFORNIA RESOURCES CORPORATION 5

2026 PROXY STATEMENT

Board of Directors and Corporate Governance

Director and Director Nominee Skills and Qualifications

Summary of Director and Director Nominee Qualifications and Experience	Andrew B. Bremner	Tiffany (TJ) Thom Cepak	James N. Chapman	James R. Jackson	Christian S. Kendall	Francisco J. Leon	Mark A. (Mac) McFarland	William B. Roby	Alejandra (Ale) Veltmann
SKILLS & EXPERIENCE
Board of Directors Experience	X	X	X	X	X	X	X	X	X
CEO Experience					X	X	X
Senior Executive Experience	X	X		X	X	X	X	X	X
Oil and Gas Industry Experience	X	X		X	X	X	X	X	X
Financial/Capital Markets Expertise		X	X		X	X	X		X
Mergers & Acquisitions Experience	X	X	X	X	X	X	X	X	X
Engineering/Technology Expertise	X	X		X	X		X	X
Compensation Expertise		X	X		X	X	X	X	X
Health & Safety Experience		X			X	X	X	X
Environmental/Sustainability Experience	X			X	X	X	X	X	X
Risk Management Experience		X	X		X	X	X
Government/Regulatory Affairs Experience					X	X	X	X

CALIFORNIA RESOURCES CORPORATION 6

2026 PROXY STATEMENT

Board of Directors and Corporate Governance

Andrew B. Bremner Director since: 2021 Age: 35	• Partner of JB Energy Partners, LP • VP, Oil & Gas of Jaco Oil Company • Formerly Portfolio Management & Strategic Planning for California Resources Corporation

• Member of the Compensation Committee

• Member of the Finance Committee

• Member of the Sustainability Committee

• Member of the Carbon TerraVault Committee

Mr. Bremner, 35, has served as a member of California Resources Corporation's Board of Directors since May 2021. Since 2019, Mr. Bremner has served as a partner of JB Energy Partners, LP (JBEP) and is the Vice President of Oil & Gas for Jaco Oil Company. In these roles, Mr. Bremner leads the acquisition and management of a substantial portfolio of energy and alternative assets. From 2013 to 2019, Mr. Bremner worked for California Resources Corporation in various engineering roles, and most recently in Portfolio Management & Strategic Planning. Mr. Bremner earned his M.B.A. from the University of California, Los Angeles, and has a Bachelor of Science degree in Mechanical Engineering from California Polytechnic State University San Luis Obispo.

Tiffany (TJ) Thom Cepak Independent Board Chair Director since: 2020 Age: 53

• Director of Patterson-UTI

• Former CFO of Energy XXI Gulf Coast Inc., KLR Energy and EPL Oil & Gas, Inc.

• Former Director of EnLink Midstream, LLC,
Yates Petroleum Corporation and Baytex Energy Corp.

• Chair of the Board

• Member of the Finance Committee

Ms. Cepak, 53, is the Independent Chair of California Resources Corporation’s Board of Directors and has served as a member since October 2020. Ms. Cepak has 29 years of energy industry experience, including both financial and operational appointments. She has served as a director of Patterson-UTI, a company that provides land drilling and pressure pumping services, directional drilling, rental equipment and technology, since August 2014 and as a director of Baytex Energy Corp., an independent oil and gas company, from June 2023 until January 2026. She had served as a director of Baytex’s predecessor, Ranger Oil Corporation, from September 2019 until its merger with Baytex. In addition, Ms. Cepak was a member of the Board of Directors of EnLink Midstream, LLC, from December 2021 until its acquisition by ONEOK, Inc. in January 2025.

CALIFORNIA RESOURCES CORPORATION 7

2026 PROXY STATEMENT

Board of Directors and Corporate Governance

Ms. Cepak served as the Chief Financial Officer of Energy XXI Gulf Coast Inc. from August 2017 to October 2018. Ms. Cepak served as the Chief Financial Officer of KLR Energy (and, subsequent to its business combination, Rosehill Resources Inc.) from January 2015 to June 2017. Ms. Cepak served as a director of Yates Petroleum Corporation from October 2015 to October 2016. Ms. Cepak served four years as the Chief Financial Officer of EPL Oil & Gas, Inc., and was further appointed Executive Vice President in January 2014, and she served in those roles until June 2014, when EPL was sold. Ms. Cepak originally joined EPL as a Senior Asset Management Engineer, a position she held until she was appointed Director of Corporate Reserves in September 2001. Ms. Cepak was named EPL’s Director of Investor Relations in April 2006 and Vice President, Treasurer and Investor Relations in July 2008. In July 2009, Ms. Cepak was designated as EPL’s Principal Financial Officer and, in September 2009, she was appointed Senior Vice President. Prior to joining EPL, she was a Senior Reservoir Engineer with Exxon Production Company and ExxonMobil Company with operational roles including reservoir engineering and subsurface completion engineering for numerous offshore Gulf of Mexico properties. Ms. Cepak holds a B.S. in Engineering from the University of Illinois and an M.B.A. in Management with a concentration in Finance from Tulane University.

James N. Chapman Director since: 2020 Age: 63	• Advisory Director of SkyWorks Capital, LLC • Former Chairman and Lead Independent Director of Arch Resources, Inc. • Former Director of Denbury, Inc. • Over 40 years of investment banking experience

• Chair of the Compensation Committee

• Chair of the Finance Committee

• Member of the Carbon TerraVault Committee

Mr. Chapman, 63, has served as a member of California Resources Corporation’s Board of Directors since October 2020. Mr. Chapman serves as a non-executive Advisory Director of SkyWorks Capital, LLC, an aviation and aerospace management consulting services company based in Greenwich, Connecticut, which he joined in December 2004. Prior to SkyWorks, he was associated with Regiment Capital Advisors, LP, an investment advisor based in Boston specializing in high yield investments, which he joined in January 2003. Prior to Regiment, Mr. Chapman acted as a capital markets and strategic planning consultant with private and public companies, as well as investment advisers and hedge funds (including Regiment), across a range of industries. Prior to establishing an independent consulting practice, Mr. Chapman worked for The Renco Group, Inc. (a multi-billion dollar private corporation with diverse investment holdings located throughout the world) from December 1996 to December 2001. Prior to Renco, he was a founding principal of Fieldstone Private Capital Group, Inc. in August 1990 where he headed the Corporate Finance and High Yield Finance Groups. Prior to joining Fieldstone, Mr. Chapman worked for Bankers Trust Company from July 1985 to August 1990, most recently in the BT Securities capital markets area. Mr. Chapman has over 39 years of investment banking experience in a wide range of industries including aviation/airlines, metals/mining, natural resources/energy, automotive/general manufacturing, financial services, real estate and healthcare. Mr. Chapman served on the Board of Directors of Denbury, Inc. from September 2020 until its acquisition in November 2023. In addition, Mr. Chapman served on the Board of Directors of Arch Resources, Inc. from 2016 until May 2024, including as its Chairman from 2016 through April 2020 and Lead Independent Director from April 2020 until May 2024. Mr. Chapman received an M.B.A. degree with distinction from Dartmouth College in 1985 and was elected an Edward Tuck Scholar. He received his BA degree, with distinction, magna cum laude, at Dartmouth College in 1984 and was elected to Phi Beta Kappa, in addition to being a Rufus Choate Scholar.

CALIFORNIA RESOURCES CORPORATION 8

2026 PROXY STATEMENT

Board of Directors and Corporate Governance

James R. Jackson Director since: 2024 Age: 49	• Managing Director Sustainable Energies Group of CPP Investments • Director of VoltaGrid LLC • Former Director of Aera Energy LLC • Former Director of Encino Acquisition Partners, LLC

• Member of the Sustainability Committee

Mr. Jackson, 49, has served as a member of California Resources Corporation’s Board of Directors since July 2024. Mr. Jackson is a Managing Director of the Sustainable Energies Group of CPPIB located in Toronto. Mr. Jackson originates, executes, and manages investments in the upstream and energy transition sectors. Mr. Jackson joined CPPIB in 2017 and prior to that was employed in the energy sector for 18 years in various technical and executive capacities at several small to large cap, public and private E&P companies. Mr. Jackson is on the board of VoltaGrid, LLC along with holding a seat on the Limited Partner Advisory Committee of the Quantum Capital Partners fund investments. Mr. Jackson previously served on the board of directors of Aera Energy LLC (“Aera”) until its merger with CRC in July 2024 and the board of directors of Encino Acquisition Partners LLC (“Encino”) until its merger with EOG Resources in August 2025. Mr. Jackson holds a Bachelor of Science degree in Chemical and Petroleum Engineering (Distinction) from the University of Calgary, is a licensed professional engineer and is a CFA Charterholder.

Christian S. Kendall Director since: 2024 Age: 59	• Former President & CEO and Director of Denbury Inc. • Former Senior VP Global Operations Services of Noble Energy

• Chair of the Nominating and Governance Committee

• Member of the Audit Committee

• Member of the Carbon TerraVault Committee

Mr. Kendall, 59, has served as a member of California Resources Corporation’s Board of Directors since May 2024. Mr. Kendall was the President and Chief Executive Officer of Denbury Inc., and a member of Denbury's Board of Directors, from July 2017, through its 2020 bankruptcy and emergence therefrom, until November 2023, when it was acquired by ExxonMobil Corporation. Mr. Kendall joined Denbury as Chief Operating Officer in September 2015 and was named President in October 2016. Prior to joining Denbury, Mr. Kendall was with Noble Energy, most recently serving as Senior Vice President, Global Operations Services. Over the course of his 14-year tenure at Noble Energy, he held a wide range of international and domestic leadership

CALIFORNIA RESOURCES CORPORATION 9

2026 PROXY STATEMENT

Board of Directors and Corporate Governance

positions, primarily in the Eastern Mediterranean, Latin America and the Gulf of Mexico regions. Mr. Kendall began his career at Mobil Oil Corporation in 1989. Mr. Kendall has served on the board of directors of NOV Inc., a provider of oilfield equipment, technologies and expertise, since December 2024. In addition, he began serving on the board of Range Resources Corporation, a natural gas exploration and production company, in February 2025. Mr. Kendall earned his Bachelor of Science degree in Engineering, Civil Specialty, from the Colorado School of Mines and is a graduate of the Advanced Management Program at the Harvard Business School. Mr. Kendall also serves on the advisory board of Southern Methodist University’s Maguire Energy Institute.

Francisco J. Leon President and CEO Director since: 2023 Age: 49

• President & CEO of California Resources Corporation

• Prior Executive Vice President and CFO of CRC

• Prior Executive Vice President, Corporate Development & Strategic Planning of CRC

• Prior Vice President – Portfolio Management and Strategic Planning of CRC

Mr. Leon, 49, is the President and Chief Executive Officer of California Resources Corporation and has served on its Board of Directors since April 2023. He previously served as the Executive Vice President and Chief Financial Officer of CRC from August 2020 to April 2023. Mr. Leon originally joined CRC in 2014 during the spin-off from Occidental Petroleum as Vice President of Portfolio Management and Strategic Planning. In 2018, Mr. Leon was named Vice President of Corporate Development where he oversaw all acquisition and divestiture activities for the company. Prior to joining CRC, Mr. Leon worked at Occidental Petroleum Corporation where he held various roles in Finance, Planning and U.S. and International Business Development areas. Mr. Leon started his career with Petrie Parkman & Co., Inc., an energy-focused boutique investment banking firm. Mr. Leon is a member of the National Petroleum Council and Vice Chair of the Western States Petroleum Association Board of Directors. He also serves on the American Exploration and Production Council Board of Directors, the California Chamber of Commerce Board of Directors, the American Red Cross Los Angeles Region Board, the BBA Advisory Board of the University of Texas McCombs School of Business, the Hispanics in Energy Board and is a member of the Latino Corporate Directors Association. From 2019 to 2022, Mr. Leon served on the Board of the Union Rescue Mission of Los Angeles which is one of the largest privately run homeless shelters in the U.S. Mr. Leon holds an M.B.A. from the University of Texas, Austin and a Bachelor of Arts in International Business from San Diego State University and CETYS Universidad in Mexico.

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Board of Directors and Corporate Governance

Mark A. (Mac) McFarland Director since: 2020 Age: 56

• Former President and CEO of CRC

• CEO and Director of Talen Energy Corporation

• Former Executive Chairman of GenOn Energy, Inc.

• Former Director of Bruin E&P Partners, LLC, TerraForm Power, Inc. and Chaparral Energy, Inc.

• Former CEO of GenOn Energy, Inc. and Luminant Holding Company LLC

• Chair of the Carbon TerraVault Committee

Mr. McFarland, 56, has served on the Board of Directors of California Resources Corporation since October 2020 and previously served as its President and Chief Executive Officer from December 2020 until April 2023. Since May 2023, Mr. McFarland has served as Chief Executive Officer and a member of the Board of Directors of Talen Energy Corporation. Mr. McFarland is the former Executive Chairman of GenOn Energy, an independent power producer. From April 2017 to December 2018, he was the President and Chief Executive Officer of GenOn and served on its Board until September 2022. From 2013 to 2016, he served as Chief Executive Officer of Luminant Holding Company LLC, a subsidiary of Energy Future Holdings Corporation, and a large independent power producer. From 2008 to 2013, he served as both Chief Commercial Officer of Luminant and Executive Vice President, Corporate Development and Strategy of Energy Future Holdings. From 1999 to 2008, Mr. McFarland served in various roles at Exelon Corporation, including as Senior Vice President, Corporate Development. He previously served on the Boards of Bruin E&P Partners (an independent company), TerraForm Power, and Chaparral Energy. Mr. McFarland earned his Masters of Business Administration from the University of Delaware and a Bachelor of Science degree in Civil Engineering (Environmental Concentration) from Virginia Polytechnic Institute and State University. He received his professional engineer license in 1995.

William B. Roby Director since: 2020 Age: 66	• CEO of Shepherd Energy, LLC • Director of Vermilion Energy Inc. • Extensive experience in the oil and gas industry

• Chair of the Sustainability Committee

• Member of the Audit Committee

• Member of the Compensation Committee

• Member of the Nominating and Governance Committee

Mr. Roby, 66, has served as a member of California Resources Corporation’s Board of Directors since October 2020. Since 2015, Mr. Roby has served as the Chief Executive Officer of Shepherd Energy, LLC, Mr. Roby’s consulting company. From 2013 to 2014, he acted as Chief Operating Officer of Sheridan

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Production Company, LLC. From 2000 to 2013, he held a number of U.S. and international management positions with Occidental Petroleum Corporation, most recently as Senior Vice President, Worldwide Operations and Production/Facility Engineering. Prior to his work at Occidental, he was Vice President of Operations of Altura Energy Ltd., a joint venture between Shell Oil Company and Amoco Corporation in the Permian Basin, following 15 years of various managerial and engineering roles with Shell Oil. Mr. Roby has served as a member of the Board of Directors of the international E&P firm Vermilion Energy Inc. since 2017. He has a bachelor’s degree in mechanical engineering from Louisiana State University.

Alejandra (Ale) Veltmann Director since: 2021 Age: 57

• Director of NET Power, Inc.

• Founder, Senior Advisor, former CEO and Director of ESG Lynk

• Former Board Member of Structural Integrity Associates

• Former VP and Chief Accounting Officer of Paragon Offshore Plc

• Former Controller, VP and Chief Accounting Officer
of Geokinetics, Inc.

• Formerly with KPMG LLP and Arthur Andersen LLP

• Chair of the Audit Committee

• Member of the Nominating and Governance Committee

Ms. Veltmann, 57, has served as a member of California Resources Corporation's Board of Directors since December 2021. Ms. Veltmann has over 30 years of experience that includes financial leadership of publicly-listed entities, private entrepreneurial companies and global auditing firms. She has served as a director of the Board of NET Power, Inc., a clean technology company dedicated to the development of clean, reliable, and low cost energy, since 2023. Ms. Veltmann also serves as Senior Advisor of ESG Lynk, a sustainability reporting company she founded and sold, and served as CEO from 2018 to 2023. From 2021 to its acquisition in 2022, Ms. Veltmann served as board member of Structural Integrity Associates, a specialty engineering and services company providing services to the nuclear, fossil, renewables and critical infrastructure industries. From 2015 to 2018, she was Vice President and Chief Accounting Officer of Paragon Offshore Plc., an offshore drilling company. From 2010 to 2015, she worked in various roles including Corporate Controller and Vice President and Chief Accounting Officer at Geokinetics, Inc., formerly one of the world’s largest independent land and seafloor geophysical companies. She also worked in various auditor capacities at KPMG LLP from 1995 to 2002 and before that at Arthur Andersen LLP from 1992 to 1995. Ms. Veltmann is a certified public accountant and holds the FSA Credential from the Sustainability Accounting Standards Board (SASB) and the Director Certified credential from the National Association of Corporate Directors (NACD). She has a BBA degree in Accounting from The University of New Mexico and is an alumna of the Advanced Management Program at Harvard Business School.

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Board Refreshment and Evaluation

Identifying and Evaluating Nominees for Director

Our Nominating and Governance Committee is responsible for leading the search for individuals qualified to serve as directors and for recommending to the Board nominees as directors to be presented for election at meetings of the stockholders or of the Board of Directors. Our Nominating and Governance Committee evaluates candidates for nomination to the Board of Directors, including those recommended by stockholders, and conducts appropriate inquiries into the backgrounds and qualifications of possible candidates. The Board values having unique and complementary backgrounds and perspectives in the boardroom and considers candidates who can provide varied perspectives and add unique value through skills highly relevant to our corporate strategy.

The Nominating and Governance Committee may retain outside consultants to assist in identifying director candidates in its sole discretion, but it did not engage any outside consultants in connection with selecting the nominees for election at the Annual Meeting.

Director Criteria, Qualifications and Experience

Our Corporate Governance Guidelines contain qualifications that apply to director nominees recommended by our Nominating and Governance Committee. In the event that a vacancy on the Board of Directors arises, the Nominating and Governance Committee will consider and review the candidate’s following qualifications, relevant skills and experience:

•
independence under applicable standards;
•
business judgment;
•
service on boards of directors of other companies;
•
personal and professional integrity, including commitment to the Company’s core values;
•
willingness to commit the required time to serve as a Board of Directors member;
•
familiarity with the Company, its industry and strategy; and
•
such other matters as the committee deems appropriate.

Overboarding Policy

Our Corporate Governance Guidelines also includes an overboarding policy with respect to our directors' service on other boards. Without approval of the Nominating and Governance Committee, no director may simultaneously serve on the board of directors of more than three other public companies. If a director is the chief executive officer of a public company, such director may not simultaneously serve on the board of directors of more than one other public company. When a director serves on multiple boards in the same fund complex or on the boards of two related public companies, such service will be counted as service on one board for purposes of this guideline unless the Nominating and Governance Committee determines that the boards should be considered separate. The Nominating and Governance Committee considers the director's leadership positions (e.g., committee chair) on the other public company boards as part of such determinations. The Nominating and Governance Committee reviews potential overboarding issues as part of its process of considering director nominations for the annual stockholders meeting. All of the Company's directors are currently compliant with the Company's overboarding policy.

Director Resignation Policy

In an uncontested election of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected), a nominee for director must receive a plurality of the votes cast “for” such director’s election or re-election in order to be elected or re-elected to the Board. The Board expects that a director will tender such director’s resignation to the Nominating & Governance Committee if such director fails to receive a greater number of votes cast “for” such director’s election or re-election than votes “withheld” from such director’s election or re-election in an uncontested election. The Nominating & Governance Committee

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will act promptly to determine whether to accept the director’s resignation and will submit its recommendation for prompt consideration by the Board, and the Board will determine whether to accept such director’s resignation.

Board Composition

The Board recognizes the value of having directors from a wide variety of backgrounds who bring varied opinions, perspectives, skills, experiences, backgrounds and orientations to its discussions and its decision-making processes. A multi-faceted board enables a more balanced, wide-ranging discussion in the boardroom, and is also important to the Company’s stockholders, its management and employees. For these reasons, the Nominating and Governance Committee will consider the unique characteristics of, and the optimal enhancement of, the current mix of talent and experience on the Board of Directors.

Board Evaluations and Incumbent Directors

Our Board believes that a robust annual evaluation process is an important part of its governance practices. For this reason, the Nominating and Governance Committee oversees an annual evaluation of the performance of the Board. The committee distributes written evaluation surveys to each director. The Chair shares the results of the surveys and interviews with the full Board for consideration with respect to director nominees, and Board and committee structure, composition and effectiveness.

With respect to the reelection of an existing director, the Nominating and Governance Committee will consider the results of the evaluation process and review the director’s:

•
past Board and committee meeting attendance and performance;
•
length of Board service;
•
personal and professional integrity, including commitment to the Company’s core values;
•
relevant experience, skills, qualifications and contributions that the existing director brings to the Board;
•
independence under applicable standards; and
•
such other matters as the committee deems appropriate.

Board Education

The Board of Directors engages in various activities to obtain additional insight into our business and industry, beneficial perspectives on the performance of the Company, the Board and our management, and on the Company’s strategic direction. From time to time, the full Board receives presentations from its committees, and internal and external advisors, regarding current topics of interest. The Company also makes resources available to individual directors, including access to director education from third party providers.

Director Independence Determinations

Majority independent directors 11% non-independent 89% independent

To qualify as “independent” under the NYSE listing standards, the Board of Directors must affirmatively determine that the director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) that would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director. The NYSE independent director criteria include, among other things, that the director not be our employee and not have engaged in various types of business dealings with us.

The Board of Directors has reviewed all direct or indirect business relationships of which it is aware between each director (including his or her immediate family) and us, as well as each director’s relationships with charitable organizations, to assess director independence as defined in the listing standards of the NYSE. Based on this evaluation, the Board of Directors has determined that Messrs. Bremner, Chapman, Jackson, Kendall and Roby and Mmes. Cepak and Veltmann are independent directors as that term is defined in the listing standards of the NYSE. In its review of Mr. Bremner’s independence, the Board considered his prior

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employment with the Company and his association with entities that own real property interests in certain assets in which the Company owns interests. Mr. Leon, our current President and Chief Executive Officer, is not considered by the Board of Directors to be independent because of his current employment relationship with CRC. Mr. McFarland, our past President and Chief Executive Officer, is not currently considered by the Board to be an independent director under the NYSE’s standards because his prior employment with CRC ended just less than three years prior to the date of this proxy statement; however, the Board has determined that Mr. McFarland will be independent as of the date of the Annual Meeting.

Board Leadership Structure and Committees

Chair

The Board of Directors’ leadership structure currently separates the CEO and Chair of the Board positions. Mr. Leon serves as our President and CEO, and Ms. Cepak serves as our independent Chair. Our Chair of the Board presides over all meetings of the Board, including executive sessions.

The Board of Directors believes that there is no single, generally accepted approach to providing board leadership and that each of the possible leadership structures for a board must be considered in the context of the individuals involved and the specific circumstances facing a company, as the right leadership structure may vary as circumstances change. The Board of Directors believes it is in the best interest of the Company and its stockholders at this time to have separate CEO and Chair positions. The Board of Directors has found that this structure enables the CEO to focus on operation of the Company’s business, while the Chair focuses on leading the Board of Directors in its oversight role.

Board Meetings and Attendance

During 2025, the Board of Directors held eight meetings. Each of the standing and special committees held the number of meetings included in the description of the committees set forth below in 2025. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees on which he or she served that occurred during such directors’ terms in 2025.

Pursuant to our Corporate Governance Guidelines, directors are encouraged to attend our annual meetings of stockholders. All of the current director nominees of our Board serving in May 2025 attended the virtual annual meeting in May 2025.

Executive Sessions of the Board

The Board of Directors holds meetings of independent directors in executive session without management present on a regular basis. In addition to regularly scheduled Board meetings, executive sessions may be called upon the request of any independent director. In 2025, the Board held four executive sessions.

Committees of the Board

As of the date of this proxy statement, our Board of Directors currently has six separately designated standing committees. The current membership and purposes of each of the standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. The Board of Directors and each committee has the power to hire independent legal, financial or other experts and advisors as it may deem necessary, without consulting or obtaining the approval of any officers of the Company in advance.

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Standing Committees of the Board

Audit Committee

Alejandra (Ale) Veltmann, Chair Christian S. Kendall William B. Roby

Our Audit Committee is composed entirely of independent directors pursuant to the applicable standards, including the heightened standards applicable to audit committee members. In addition to regularly scheduled meetings, the committee meets separately in executive sessions with representatives of our independent auditor, our independent reserves audit firm and our internal audit personnel. The Audit Committee approves the appointment and services of the independent auditor and reviews the general scope of audit and audit-related services, matters relating to internal controls and other matters related to accounting and reporting functions. The Audit Committee monitors the integrity of the financial statements of CRC. The committee oversees the Company’s compliance with ethical standards, and reviews material related party transactions. The Audit Committee additionally reviews and discusses CRC’s guidelines and policies with respect to risk assessment and risk management regarding major financial and other risk exposures (including cybersecurity risks) and the actions management has taken to ensure appropriate processes are in place to identify, manage, monitor, and control such exposures. The Board of Directors determined that all of the members of the Audit Committee are financially literate and have accounting or financial management expertise, each as required by the applicable NYSE listing standards. The Board of Directors also determined that Ms. Veltmann qualifies as an audit committee financial expert under the applicable rules of the Securities Exchange Act of 1934, as amended.

9 Meetings Held in 2025

Carbon TerraVault Committee

Mark A. (Mac) McFarland, Chair Andrew B. Bremner James N. Chapman Christian S. Kendall

Our Carbon TerraVault (CTV) Committee provides direction to and oversight of the carbon management business of CTV and its subsidiaries. The CTV Committee is responsible for reviewing and discussing with management, among other things: (i) the budgets and development plans relating to the carbon management business, (ii) strategies, tactics, plans, goals, objectives, targets and metrics relating to the carbon management business, and CTV’s performance with respect thereto, and (iii) CTV’s policies, programs, disclosures, public reports and communication relating to the carbon management business to ensure compliance with applicable laws and regulations, consistency with CTV’s strategy, promotion of safe operations, sustainability and conservation of natural resources, and timing requirements are set and achieved.

4 Meetings Held in 2025

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Compensation Committee

James N. Chapman, Chair Andrew B. Bremner William B. Roby

Our Compensation Committee is composed entirely of independent directors pursuant to the applicable standards, including the heightened standards applicable to compensation committee members. The committee is responsible for (i) determining compensation for our Chief Executive Officer and other executive officers, (ii) overseeing and approving compensation and employee benefit policies, (iii) reviewing and discussing with our management the Compensation Discussion and Analysis and related disclosure included in our annual proxy statement, and (iv) overseeing the evaluation of the performance of our executives. The Compensation Committee may delegate to its Chairperson or any subcommittee it may form some or all of its responsibility and authority for any particular matter as it deems appropriate from time to time under the circumstances. The Compensation Committee also has the authority to retain, compensate, direct, oversee and terminate legal counsel, compensation consultants and other experts and advisors hired to assist the Compensation Committee.

6 Meetings Held in 2025

Finance Committee

James N. Chapman, Chair Andrew B. Bremner Tiffany (TJ) Thom Cepak

The Finance Committee assists the Board in fulfilling its oversight responsibilities for matters relating to the Company’s financial strategy, capital allocation, liquidity position and financial policies and activities. The committee assists the Board in reviewing and overseeing finance-related matters of the Company and accelerating the Board's ability to perform those functions. The committee reviews, discusses with management and makes recommendations to the Board regarding (i) the Company's balance sheet, capital structure and related transactions; (ii) the Company's compliance with debt covenants and related matters, and the Company's relationship with lenders; (iii) in consultation with the Audit Committee, the Company's risk management strategy involving interest rate hedging strategies and programs; (iv) proposed mergers, combinations, acquisitions, offers to purchase significant assets, divestitures and other strategic investments; (v) any dividend or share repurchase programs of the Company; and (vi) decision effectiveness with respect to finance-related matters.

6 Meetings Held in 2025

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Nominating and Governance Committee

Christian S. Kendall, Chair William B. Roby Alejandra (Ale) Veltmann

The Nominating and Governance Committee is composed entirely of independent directors. The committee makes proposals to the Board of Directors for candidates to be nominated by the Board of Directors to fill vacancies or for new directorship positions, if any, which may be created from time to time. The Nominating and Governance Committee develops and recommends a set of corporate governance guidelines to our Board of Directors and oversees the evaluation of our Board and its committees. Each year, the Nominating and Governance Committee determines which directors, if any, qualify as independent, disinterested or non-employee directors under applicable standards. The Nominating and Governance Committee periodically reviews the advisability or need for any changes in the Board committee structure, and recommends to the Board the composition of each Board committee.

4 Meetings Held in 2025

Sustainability Committee

William B. Roby, Chair Andrew B. Bremner James R. Jackson

Our Sustainability Committee is composed entirely of independent directors. The committee assists the Board in fulfilling its oversight responsibilities relating to sustainability for matters pertaining to the Company’s business, strategy, operations, performance or reputation. The committee reviews and discusses with management the status of strategies, objectives, issues, laws and regulations regarding matters relating to the Company’s operations; sustainability; and health, safety and environment (“HSE”). The committee reviews and discusses with management the Company’s programs on community engagement, equal employment opportunity, workplace culture, talent development and social responsibility. It also reviews our policies and programs designed to ensure (i) compliance with applicable laws and regulations, (ii) consistency with Company strategy, (iii) promotion of safe operations, sustainability and conservation of natural resources, and (iv) that timing requirements are set and achieved. The committee periodically reports to the Board of Directors with respect to operations, sustainability and HSE pertaining to the Company. The Sustainability Committee is responsible for reviewing and discussing the status of CRC’s sustainability goals.

8 Meetings Held in 2025

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The Board’s Role in Risk Oversight

BOARD OF DIRECTORS Informed through committee reports and by the President and CEO about known risks to the Company’s strategy and business. Regularly reviews information regarding the Company’s credit, liquidity and operations, including the risks associated with each. COMPENSATION COMMITTEE Oversees the management of risks relating to the Company’s executive compensation plans and arrangements. AUDIT COMMITTEE Oversees financial risks and the ethical conduct of the Company’s business, including the steps the Company has taken to monitor and mitigate these risks, and reviews material related party transactions. NOMINATING AND GOVERNANCE COMMITTEE Manages risks associated with the independence of the Board of Directors and potential conflicts of interest. SUSTAINABILITY COMMITTEE Responsible for overseeing the management of risks relating to sustainability and health, safety and environment.

While the Company’s management is responsible for the day-to-day risk management process, the Board has ultimate responsibility for the oversight of the Company’s risk management, shaping effective corporate governance, and setting the right tone for integrity, ethics and culture, for the benefit of the Company’s stakeholders, including shareholders, and employees. The Board exercises direct oversight of strategic risks to the Company and the risk management process to ensure that it is properly designed, well-functioning and consistent with our overall corporate strategy, and also delegates certain risk areas to each of the Board committees.

BOARD OF DIRECTORS Informed through committee reports and by the President and CEO about known risks to the Company's strategy and business. Regularly reviews information regarding the Company's credit, liquidity and operations, including the risks associated with each. AUDIT COMMITTEE Oversees financial risks, cybersecurity risks, and the ethical conduct of the Company's business, including the steps the Company has taken to monitor and mitigate these risks, and reviews material party transactions. CARBON TERRAVAULT COMMITTEE Responsible for overseeing the risks related to the carbon management business. COMPENSATION COMMITTEE Oversees the management of risks relating to the Company's executive compensation plans and arrangements. FINANCE COMMITTEE Responsible for overseeing risks associated with financial matters, including interest rate hedging strategies and programs, the Company's balance sheet and capital structure, and the Company's compliance with debt covenants and related matters. NOMINATING AND GOVERNANCE COMMITTEE Manages risks associated with the independence of the Board of Directors and potential conflicts of interest. SUSTAINABILITY COMMITTEE Responsible for overseeing the management of risks relating to sustainability and health, safety and environment, including climate change.

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Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is now, or at any time since the beginning of 2025 has been, employed by or served as an officer of CRC or any of its subsidiaries or had any business relationship requiring disclosure with CRC or any of its subsidiaries. None of our executive officers is now, or at any time has been, since the beginning of 2025, a member of the compensation committee or board of directors of another entity one of whose executive officers has been a member of our Board of Directors or Compensation Committee.

Communications with Directors

Our Board of Directors welcomes communications from our stockholders and other interested parties. Communications to our Board of Directors, to any committee of our Board, or to any director in particular, should be sent to:

Board of Directors, committee name or director’s name, as appropriate

California Resources Corporation

Attention: Corporate Secretary

1 World Trade Center, Suite 1500

Long Beach, California 90831

We will forward all correspondence directly to the committee or individual director, as appropriate. Our independent directors approved our process for collecting and organizing stockholder communications to the Board of Directors.

If any stockholder or third party has a complaint or concern regarding accounting, internal controls over financial reporting or audit matters at CRC, they should send their complaint in writing to Ms. Veltmann, the Chair of the Audit Committee, at the address listed above.

Availability of Corporate Governance Documents

We are committed to good corporate governance. In furtherance thereof, the Board of Directors has adopted governance documents to guide the operation and direction of the Board and its committees, which include Corporate Governance Guidelines, Business Ethics and Corporate Policies (which applies to all directors and employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and charters for the Audit, Carbon TerraVault, Compensation, Finance, Nominating and Governance and Sustainability Committees. Each of these documents is available on the Investor Relations Page of our website (www.crc.com) under the tab labeled “Our Governance,” and stockholders may obtain a printed copy, free of charge, by sending a written request to California Resources Corporation, Attention: Corporate Secretary, 1 World Trade Center, Suite 1500, Long Beach, California 90831. We will also promptly post on our website any material amendments to these documents and any waivers from the Business Ethics and Corporate Policies for our directors and principal executive, financial and accounting officers.

Certain Relationships and Related Transactions

Policies and Procedures

Our Board of Directors adopted written policies regarding related party transactions. We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our Corporate Secretary’s office implements procedures to obtain information from the directors and executive officers with respect to related party transactions. The Audit Committee reviews and discusses with management and the independent registered public accounting firm any material related party transactions as defined by, and required to be disclosed under, the rules of the Securities and Exchange Commission (“SEC”) and the NYSE. Agreements that embody transactions that are material in amount or significance are filed with the SEC as required.

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Our Business Ethics and Corporate Policies prohibit significant conflicts of interest. Any waivers of these policies require approval by the compliance officer, or in the case of conflicts of our executive officers or directors, the Board of Directors. Under our Business Ethics and Corporate Policies, conflicts of interest generally are deemed to occur when private or family interests do not appear impartial, interfere or compete with the interests of our Company.

We have multiple processes for reporting conflicts of interests and related party transactions. Under our Business Ethics and Corporate Policies, all of our directors and employees are required to report any known or apparent conflict of interest, or potential conflict of interest, to their supervisors, the compliance officer, a member of the corporate compliance committee, our legal counsel, human resources, or the Board of Directors, as appropriate. As part of any review of any conflict of interest, potential conflict of interest or related party transaction, the following factors are generally considered:

•
the nature of the related person’s interest in the transaction;
•
the material terms of the transaction;
•
the importance of the transaction to the related person;
•
the importance of the transaction to us;
•
whether the transaction would impair the judgment of a director or executive officer to act or their ability to act in our best interest;
•
whether the transaction might affect a director’s independence under NYSE standards; and
•
any other matters deemed appropriate with respect to the particular transaction.

We also have other policies and procedures to prevent conflicts of interest and related person transactions. For example, the charter of our Nominating and Governance Committee requires that the committee members assess the independence of the non-management directors at least annually, including a requirement that it determine whether any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described above under “Director Independence Determinations.”

Related Party Transactions

This section discusses transactions and relationships with related persons since the beginning of our most recently completed fiscal year.

Aera Merger Stockholder Agreements

In connection with the closing of the Aera Merger, we entered into stockholder agreements with IKAV Energy, Inc. (“IKAV”) and CPPIB (each a “Stockholder Agreement”). Pursuant to the Stockholder Agreements, for so long as each of IKAV and CPPIB, together with its respective affiliates, beneficially owns, in the aggregate, 5% or more of the issued and outstanding shares of CRC common stock, they will have the right to nominate one person for appointment to the Board (each such person, a “Stockholder Nominee”).

Each Stockholder Agreement contains certain standstill provisions which, among other things, will prohibit the party thereto and certain of its affiliates (such affiliates, the “Restricted Parties”) from (i) acquiring additional shares of our common stock that would result in such party and its Restricted Parties beneficially owning more than 14.9% of outstanding CRC common stock; (ii) soliciting proxies or influencing any voting of CRC common stock or other CRC equity securities; (iii) directly or indirectly proposing transactions that would be reasonably likely to result in a change of control of CRC; (iv) seeking additional representation on the Board, or otherwise seeking to control the management of CRC and its controlled affiliates, including through the removal of directors; (v) forming, joining or knowingly encouraging or engaging in discussions regarding the formation of a “group” within the meaning of Section 13(d)(3) of the Exchange Act with non-affiliates with respect to CRC’s securities; and (vi) publicly disclosing any intention, plan, or arrangement inconsistent with any of the foregoing. The standstill provisions continue until (a) such party, together with its respective Restricted Parties, ceases to beneficially own, in the aggregate, 7.5% or more of the outstanding shares of CRC common stock

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and (b) no Stockholder Nominee designated by such party is serving on the Board and such party either is no longer entitled to, or has irrevocably waived, the right to appoint a Stockholder Nominee.

Aera Merger Registration Rights Agreement

In connection with the closing of the Aera Merger, we entered into a registration rights agreement (“Registration Rights Agreement”) with the seller parties thereto (the “Holders”). Pursuant to the terms of the Registration Rights Agreement, the Holders are entitled to certain registration rights with respect to the shares of common stock issued pursuant to the merger agreement relating to the Aera Merger. The Registration Rights Agreement also provides the Holders the ability to request CRC conduct certain underwritten offerings and provides the Holders with certain customary piggyback registration rights.

Pursuant to the Registration Rights Agreement, each Holder agreed to certain lock-up provisions whereby such Holder and any of its permitted transferees holding shares of common stock agreed not to transfer (1) any shares of common stock issued to such Holder in connection with the Aera Merger (subject to certain exceptions) to any non-affiliate until January 1, 2025; (2) more than one-third of the shares of common stock issued to such Holder to any non-affiliate until July 1, 2025; and (3) more than two-thirds of the shares of common stock issued to such Holder to any non-affiliate until January 1, 2026. Transfers from each Holder to its general partners, limited partners, members or stockholders, or to any corporation, partnership, limited liability company, investment fund or other entity that controls, is controlled by or is under common control with such Holder are exempted from the lock-up restrictions, except for such Holder’s portfolio companies. In addition, the lock-up provisions permit transfers pursuant to liquidations, stock exchanges, share repurchase programs and certain hedging arrangements.

IKAV Stock Repurchase Agreement

On June 23, 2025, the Company agreed to repurchase 4,950,000 shares of Common Stock from IKAV at a price of $46.00 per share, for an aggregate purchase price of $227,700,000 (the “Stock Repurchase”). The Stock Repurchase settled on June 25, 2025. The Stock Repurchase was made pursuant to the Company’s previously disclosed $1.35 billion Share Repurchase Program. The Company funded the Stock Repurchase with cash on hand and cash flows from its operations.

Effective upon consummation of the Stock Repurchase, the lock-up restrictions applicable to sales of Common Stock by IKAV and its affiliates IKAV Energy, Inc., a Delaware corporation, and Simlog Inc., a Delaware corporation, pursuant to that certain Registration Rights Agreement, dated July 1, 2024, by and among the Company and each of the sellers party thereto, ceased to be effective. In addition, IKAV and its affiliates held less than 5% of the issued and outstanding shares of the Common Stock upon consummation of the Stock Repurchase, and thus were no longer entitled to the Stockholder Nominee rights.

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Sustainability Goals

Sustainability Goals

ENVIRONMENT

Carbon Management

Through CTV, our carbon management business, we are helping to advance energy transition in California. We are developing scalable, low-carbon, and cost-effective solutions that will create rewarding local jobs while delivering meaningful decarbonization. CTV offers services including carbon capture and storage (“CCS”) and direct air capture (“DAC”), which safely inject CO₂ from industrial sources into depleted underground reservoirs for permanent storage. As a natural extension of CRC’s core expertise, carbon management is a key pillar of our sustainability strategy. Through CTV, we are proud to develop solutions that deliver both immediate decarbonization benefits and long-term pathways to help California achieve and sustain carbon neutrality.

Sustainability

CRC’s sustainability goals focus on providing local, responsibly sourced energy that meets or exceeds California’s unparalleled sustainability standards – not only related to lowering greenhouse gas emissions, but also to decreasing methane emissions; reducing freshwater consumption; enhancing community engagement; and increasing accountability through linking executive compensation to performance on our sustainability-related goals. As a result of our merger with Berry in December 2025, we are in the process of evaluating the impact of the transaction on our sustainability goals and ambitions. The goals communicated in this proxy statement, previous proxy statements, and other public communications are subject to change after this process is completed.

SOCIAL

We view our workforce as an asset and the Board provides oversight over significant aspects of our human capital. Safety is a key value at CRC. As a result, CRC has adopted a 2026 Incident and Injury Rate internal target.

Our goal is to foster a talented, multidimensional workforce and an open and respectful culture. We are committed to advancing a workplace culture committed to equal employment opportunity and welcoming of various backgrounds and perspectives. We believe this encourages workforce engagement, leads to more thoughtful and innovative business decisions and lowers turnover.

Respect for human rights is foundational to how we operate. All of our operations, properties, facilities and investments are located in the United States and all of our production of oil, natural gas, natural gas liquids and electricity comes from United States. Nonetheless, we recognize the importance of internationally recognized human rights philosophies such as those set forth in the United Nations (“UN”) Universal Declaration of Human Rights, UN Guiding Principles on Business and Human Rights, and the conventions of the International Labor Organization noted herein.

Our Human Rights Policy applies to all employees, contractors, and any others with whom CRC deals. This policy is managed by senior management, with oversight from the Sustainability Committee, and all employees of CRC are responsible for understanding and ensuring compliance with the Human Rights Policy in CRC’s business. As set forth in the Charter of the Sustainability Committee, CRC is committed to the importance of proactive and transparent engagement with neighbors, regulators, and other relevant stakeholders to serve as an active and supportive community partner. As part of this engagement, we seek to understand and be responsive to feedback from those communities in which we operate, including through the help desks on our website.

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Sustainability Goals

GOVERNANCE

The full Board, in addition to its committees, is responsible for overseeing our sustainability strategy, risk management and goals, including those related to carbon management, environmental stewardship and worker safety in our oil and gas operations as well as our carbon management business. The Sustainability Committee assists the Board in fulfilling its oversight responsibilities relating to sustainability and climate-related matters pertaining to the Company’s business, strategy, operations, performance or reputation and is responsible for reviewing and discussing the status of sustainability goals, risks, and regulations with management. The Audit Committee assists the Board with matters related to internal controls over sustainability reporting.

Compensation

We are proud to note that CRC’s sustainability goals continue to be directly tied to the performance-based compensation of our employees, including executives and senior managers, further highlighting our standing commitment and dedication to a cleaner and more sustainable future for California. The Board has further emphasized the importance of achieving our sustainability goals by tying 20% of our management team’s 2026 annual incentive related to Company performance to sustainability-related metrics.

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Audit Committee Report

Audit Committee Report

The Audit Committee of the Board of Directors of California Resources Corporation assists the Board in its oversight of corporate governance by overseeing the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee approves the appointment and services of the independent registered public accounting firm, and monitors (1) the integrity of the financial statements of CRC; (2) the independent registered public accounting firm’s qualifications, independence and performance; (3) the effectiveness and performance of CRC’s internal audit function; (4) CRC’s system of disclosure controls and procedures, internal control structure over financial reporting and compliance with ethical standards; and (5) the compliance by CRC with legal and regulatory requirements related to financial statements.

The Board of Directors has determined that each of the members of the Audit Committee satisfies the standards of independence established under the SEC’s rules and regulations and listing standards of the NYSE. The Board of Directors has further determined that each of the members of the Audit Committee is financially literate and that Ms. Veltmann is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

In connection with our financial statements for the year ended December 31, 2025, the Audit Committee has:

•
reviewed and discussed with management the audited financial statements contained in CRC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025;
•
discussed with CRC’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the Securities Exchange Commission;
•
received the written disclosures from KPMG LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence;
•
discussed with KPMG LLP its independence from CRC and members of its management;
•
considered any non-audit services in assessing auditor independence;
•
had executive sessions with KPMG LLP to provide them with the opportunity to discuss any other matters that they desired to raise without management present; and
•
had an executive session with Netherland, Sewell & Associates, Inc., an independent reserves audit firm, to discuss the oil and gas reserves determination process and related public disclosures, and to provide them with the opportunity to discuss any other matters that they desired to raise without management present.

Based on the review and discussions with CRC’s management, independent registered public accounting firm and independent reserves audit firm, as set forth above, the Audit Committee recommended to CRC’s Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Audit Committee,

Alejandra (Ale) Veltmann, Chair

Christian S. Kendall

William B. Roby

February 23, 2026

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Compensation Discussion and Analysis

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides a description of the elements and key features of our compensation program, as well as context and rationale for decisions made with respect to the compensation for our “named executive officers” or “NEOs” for the year ended December 31, 2025, who are identified below:

Name	Position as of December 31, 2025
Francisco J. Leon	President and Chief Executive Officer
Clio Crespy	Executive Vice President and Chief Financial Officer
Chris D. Gould	Executive Vice President and Chief Sustainability Officer
Omar Hayat	Executive Vice President and Chief Operating Officer
Michael L. Preston	Executive Vice President, Chief Strategy Officer and General Counsel

In accordance with SEC rules, our NEOs were determined as of December 31, 2025 and are listed above with the titles that they held as of that date.

Compensation Discussion and Analysis	26	Compensation Committee Report	45
Compensation Objectives and Process	27
Executive Compensation Objectives	27	Executive Compensation Tables	46
Compensation Program Best Practices	27	Summary Compensation Table	46
Role of Compensation Committee	28	Grants of Plan-Based Awards	47
Role of Management	28	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table	48
Role of Independent Compensation Consultants	28
Use of Compensation Data	28	Outstanding Equity Awards at December 31, 2025	49
Stockholder Outreach	29	Stock Vested in 2025	50
Stockholder Approval of Executive Compensation	29	2025 Nonqualified Deferred Compensation Table	50
2025 Compensation Program	30	Potential Payments upon Termination or Change in Control	51
Benefits	41
2026 Compensation Program Actions	42	CEO Pay Ratio	55
Other Compensation Matters	42	Pay Versus Performance Disclosures	56
Stock Ownership Guidelines	42
Clawback Policies	42	Director Compensation	60
Insider Trading Policies and Procedures	43	Program Objectives	60
Anti-Hedging and Anti-Pledging Policy	43	Program Elements	60
Compensation Risk Management	43	2025 Compensation of Directors	61
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information	44
Tax Considerations	44

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Compensation Discussion and Analysis

Compensation Objectives and Process

The purpose of our executive compensation program is to allow us to attract, retain, motivate and reward high-performing executives to maximize returns to our stockholders.

Executive Compensation Objectives

Our executive compensation objectives are to:

•
Motivate our executives to take actions that are aligned with our short- and long-term strategic objectives, appropriately balancing risk versus potential reward.
•
Provide a high percentage of senior executives’ pay based on performance to ensure the highest level of accountability to stockholders.
•
Offer an opportunity for performance-based pay to provide above market compensation when our performance exceeds our goals balanced by the risk of below market compensation when it does not.
•
Align executive and stockholder interests by having robust stock ownership guidelines, creating the most direct alignment of executive and stockholder interests.

Compensation Program Best Practices

Our executive compensation program is designed to incorporate compensation and governance best practices and is overseen by our Compensation Committee. Our short-term and long-term incentive plans are primarily performance-based and are intended to align with the short- and long-term best interests of stockholders. The Compensation Committee has engaged in best practices to further align executive pay with Company performance and to ensure good governance in the following ways:

WHAT WE DO √ We pay for performance. A significant portion of the compensation of our named executive officers is directly linked to the Company’s performance, by way of a compensation structure that includes performance-based annual and long-term incentive awards. √ We are stockholder aligned. Annual and long-term incentive awards are based on performance measures that are aligned with the creation of value for our stockholders. All of the outstanding long-term incentive awards for our named executives are stock-based. √ We have “double trigger” change in control provisions. Our change in control arrangements for named executive officers require both the occurrence of a change in control event and termination of employment before applicable vesting of awards occurs. √ We solicit feedback from stockholders. We regularly reach out to our largest stockholders for feedback on our governance and executive compensation. √ We provide market-competitive compensation. Our compensation program is competitive within our industry and recognizes evolving governance practices, which allows us to attract and retain key talent. √ We have stock ownership requirements. We maintain stock ownership guidelines for our named executive officers and stock grant delivery mechanics for our directors that require meaningful stock ownership in the Company. √ We have a clawback policy. Our Incentive-Based Compensation Recoupment Policy requires the Company to recoup certain incentive compensation in the event of a financial restatement and was recently updated to comply with SEC and NYSE requirements. √ We seek independent advice. The Compensation Committee retains an independent advisor to review executive compensation and provide advice to the Compensation Committee.

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Compensation Discussion and Analysis

WHAT WE DON’T DO. X We do not allow hedging or pledging. Our Insider Trading Policy prohibits certain transactions involving our stock, including hedging and pledging. X We do not allow the repricing of stock options. Our equity incentive plan prohibits the repricing or backdating of stock options. X We do not offer enhanced retirement benefits. Our nonqualified defined compensation plan provides restorative, but not enhanced, retirement benefits for our executives. X We do not encourage excessive risk or inappropriate risk taking through our incentive programs. Our plans do not motivate executives to engage in activities that create excessive or inappropriate risk for the Company.

Role of Compensation Committee

Our executive compensation program is overseen by our Compensation Committee, with input from our management and outside compensation consultants. In its oversight role, the Compensation Committee is responsible for making compensation decisions involving our CEO and other executive officers and evaluating performance for compensatory purposes.

Role of Management

Members of our executive management team, including our President and CEO and our Vice President of Compensation and Benefits, provided input to the Compensation Committee with respect to executive compensation, key job responsibilities, achievement of performance objectives and compensation program design. We believe these individuals provide helpful support to the Compensation Committee in these areas given their understanding of our business and personnel, compensation programs and competitive environment. The Compensation Committee is not obligated to accept management’s recommendations with respect to executive compensation matters and meets in executive session to discuss such matters outside of the presence of our management. During 2025, the Compensation Committee held one executive session.

Role of Independent Compensation Consultants

The Compensation Committee retained Lyons Benenson & Company Inc. (“LB&Co”), after considering all factors relevant to LB&Co’s independence from our management and members of our Compensation Committee and determining that it was independent and without conflicts of interest under the Securities and Exchange Commission rules and the NYSE Listed Company Manual standards. LB&Co advised the Compensation Committee beginning in late 2020.

Use of Compensation Data

During 2025, our Compensation Committee analyzed the comparative total compensation of our executive officers. To facilitate this analysis, LB&Co provided the Compensation Committee with comparative Peer Group compensation data that included base salaries, annual incentive opportunities, and long-term incentive opportunities. This information reflected recent publicly available information and other market data for our selected peer companies listed below, which are within the same Global Industry Classification Standard (GICS) Sub-Industry classification and are of similar size and/or have similar geographic operating locations as the Company. We believe that it provided our Compensation Committee with a sufficient basis to analyze the comparative total compensation of our executive officers.

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Compensation Discussion and Analysis

We utilized a Compensation Peer Group of 15 companies in 2025. Our 2025 peer group included several changes from the 2024 Peer Group. We removed Denbury Inc., Callon Petroleum Company, and PDC Energy, Inc., due to acquisitions, and CNX Resources Corporation, Comstock Resources, Inc., SM Energy Company, and Crescent Energy Company, due to their revenue size. We added APA Corporation, Chesapeake Energy Corporation, EQT Corporation, and Ovintiv Inc. based on revenue size and industry alignment.

2025 Compensation Peer Group Companies
Antero Resources Corporation	APA Corporation	Chesapeake Energy Corporation
Chord Energy Corporation	Coterra Energy Inc.	Diamondback Energy, Inc.
EQT Corporation	Marathon Oil Corporation	Matador Resources Company
Murphy Oil Corporation	Ovintiv Inc.	Permian Resources Corporation
Range Resources Corporation	Southwestern Energy Company	Whitecap Resources Inc.

2014 SPIN-OFF √ Occidental determines executive compensation in effect at Spin-off 2015 √ CRC Compensation Committee selects new peer group and designs compensation program 2016 √ Compensation Committee reduces base salaries by 10% during severe downturn √ Compensation Committee applies negative discretion and reduces annual incentive payouts due to severe business conditions √ Compensation Committee reduces long-term incentive grant date values in anticipation of market movement during severe downturn 2017 √ Compensation Committee changes long-term incentive to address retention concerns and equity burn rate with cash-based performance award 2018 √ Compensation Committee selects expanded peer group for 2018 √ Compensation Committee reduces qualitative portion of annual incentive √ Compensation Committee changes long-term performance award to equity-based 2019 √ Compensation Committee reduces number of metrics under Annual Incentive to provide greater focus on key objectives √ Compensation Committee changes long-term performance award metrics to include a relative Total Shareholder Return metric

Stockholder Outreach

We value feedback regarding our governance and executive compensation practices and reached out to stockholders holding a substantial majority of our shares in 2025 to solicit any feedback on our governance and compensation programs. We sought to understand, in particular, any stockholder suggestions regarding our compensation program to ensure that we share this feedback with the Compensation Committee and consider those concerns in designing our compensation programs going forward. Stockholders who participated in our engagement efforts in 2024 were invited to meet with members of our senior management and, in some cases, the Chair of our Board.

Feedback from stockholders who engaged with us was positive regarding the compensation program we have had in place beginning in 2024, particularly with the majority of the program comprised of performance-based incentives. Stockholders offered suggestions regarding the structure of short and long-term incentives and metrics the Company should consider, supporting the absolute total shareholder return (“TSR”) modified by TSR relative to an index like the XOP Index. Stockholders also expressed their preference for rigorous quantitative, rather than qualitative incentive goals. Feedback gathered at these meetings was shared with Board and specifically taken into consideration by the Compensation Committee in the formulation of the Company’s 2025 compensation program, as discussed in the 2025 Compensation Program Actions section below.

We intend to continue engaging with stockholders in 2026 to solicit feedback to allow us to promote governance and executive compensation practices that align with our stockholders’ expectations.

Stockholder Approval of Executive Compensation

Our stockholder advisory vote in 2025 on our 2024 executive compensation program resulted in a greater than 99% approval of such compensation by stockholders.

In developing our executive compensation programs, the Compensation Committee considers the results of the advisory vote on executive compensation, feedback gathered from stockholder outreach meetings and many other factors, including the Compensation Committee's assessment of the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by LB&Co, and review of data relating to pay practices of our compensation peer group. However, no specific changes were made to our 2025 executive compensation program due to the last positive stockholder approval vote we received in 2025.

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Compensation Discussion and Analysis

2025 Compensation Program

The 2025 compensation program is a market competitive compensation structure the Compensation Committee designed with LB&Co consisting of base salaries, annual incentives and long-term incentives to motivate and retain our executives and align our executives’ compensation with stockholder interests in a meaningful way.

ecent Financial Measures as of 11/24/2020 ($ Millions) Company Reported 12 Months Revenues Market Cap Total Assets Total Economic Value Antero Resources Corporation $3,255.0 $1,179.5 $13,349.7 $7,315.1 Berry Corporation $468.7 $344.5 $1,446.5 $690.1 Cabot Oil & Gas Corporation $1,455.6 $7,186.4 $4,419.3 $8,382.6 Callon Petroleum Company $891.8 $402.7 $4,937.3 $3,631.7 Cimarex Energy Co. $1,817.0 $3,865.8 $4,606.0 $5,866.0 CNX Resources Corporation $1,121.9 $2,243.0 $8,129.2 $4,837.7 Continental Resources, Inc. $2,750.8 $6,307.1 $14,728.2 $12,298.8 Denbury Inc. $864.3 $1,012.5 $1,677.9 $1,167.8 Devon Energy Corporation $4,335.0 $5,852.5 $10,326.0 $8,820.5 Diamondback Energy, Inc. $2,992.0 $7,446.8 $18,760.0 $14,331.8 Marathon Oil Corporation $3,532.0 $5,091.6 $18,663.0 $10,039.6 Matador Resources Company $841.2 $1,362.3 $3,786.2 $3,443.0 Murphy Oil Corporation $2,081.2 $1,755.6 $10,469.4 $5,480.3 PDC Energy, Inc. $1,091.0 $1,876.2 $5,332.5 $3,610.3 QEP Resources, Inc. $846.1 $428.7 $5,236.7 $2,067.6 Range Resources Corporation $1,854.7 $1,885.5 $6,012.9 $5,004.7SM Energy Company $1,205.3 $527.0 $5,122.3 $2,906.8 Southwestern Energy Company $2,274.0 $2,256.9 $4,157.0 $4,751.9 Whiting Petroleum Corporation $900.7 $822.7 $2,098.5 $1,227.0 WPX Energy, Inc. $2,096.0 $4,409.8 $9,501.0 $7,439.8 Peer Companies 20 Prior Peers 14 Median $1,636.3 $1,880.8 $5,284.6 $4,921.2 Mean $1,832.0 $2,812.9 $7,638.0 $5,665.7 Minimum $468.7 $344.5 $1,446.5 $690.1 Maximum $4,335.0 $7,446.8 $18,760.0 $14,331.9 California Resources Corporation $1,821.0 $1,527.3 $4,856.0 $2,940.3 Percentile 53.1% 39.0% 35.5% 21.3% Percent to Median 111.3% 81.2% 91.9% 59.7%

Base Salaries

The Compensation Committee made the following changes to the base salaries of the NEOs during 2025 based on the scope of job responsibilities, internal alignment and position relative to peer group compensation data.

Name	Base Salary	Base Salary Effective Date
Francisco J. Leon	$850,000	March 2024
	$950,000	March 2025
Clio Crespy	$615,000	January 2025
Chris D. Gould	$615,000	March 2024
Omar Hayat	$525,000	March 2024
	$575,000	March 2025
Michael L. Preston	$625,000	March 2024
	$675,000	March 2025

Annual Incentive Program (“AIP”)

AnnuaI Incentive Targets

The following are the 2025 annual incentive targets approved by the Compensation Committee in February 2025 based on the scope of job responsibilities, internal alignment and peer group compensation data:

Name	2025 Annual Incentive Target (as a % of Bonus Eligible Salary)
Francisco J. Leon	125%
Clio Crespy	100%
Chris D. Gould	100%
Omar Hayat	100%
Michael L. Preston	100%

Payouts under the AIP can range from 0% to 200% of the annual incentive target for an individual. Payout of 80% of the annual incentive target amount is based on the AIP Scorecard metrics and 20% is based on the Committee’s assessment of an NEO’s individual performance.

AIP Scorecard Metrics

In February 2025, the Compensation Committee established the scorecard for the 2025 AIP to incentivize the AIP participants to undertake actions and invest capital to achieve sustainable long-term value for CRC. The construct of the AIP recognized the material impact that fluctuations in commodity prices have on CRC’s financial measures including adjusted EBITDAX and free cash flow. As such, while any AIP program cannot eliminate the impact of such fluctuations, the AIP scorecard includes metrics related to capital efficiency and synergy realization which are not impacted by commodity prices. Further, the importance of Sustainability-related metrics was highlighted by weighting that portion of the AIP scorecard opportunity at 30%.

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Compensation Discussion and Analysis

The overall AIP scorecard result for 2025 was approved by the Compensation Committee at 153.6%.

2025 Scorecard Results

2025 Annual Incentive Program Scorecard Company Performance Measure Weight Threshold (50% Payout) Target (100% Payout) Maximum (200% Payout) Operational Results Unweighted Est Payout % Bonus Payout Financial Results (40%): Adjusted EBITDAX ($MM) 20.0% 904 1130 1356 1252 154.0% 30.8% Free Cash Flow ($MM) 20.0% 483 603 724 655 142.9% 28.6% E&P Cost Management (5%): E&P Capital Efficiency ($k/boepd) 5.0% 50 43 37 38 183.3% 9.2% Sustainability (30%): Carbon Management First Injection (Execute to Operate)/Full Injection (FEL-3) 7.5% 1 - All P&As completed for 26R 2 - All surface construction completed at 26R / 35R 3 - First Injection from 35R 2 50% 7.5% Data Center MOU + Cal Capture Readiness 7.5% 1 - Complete FEED for Cal Capture; 100MW Grey DC PPA 2 - Submit CUP/EIR for Cal Capture + 100MW Grey DC PPA 3 - Target + 150 MW Grey & Green DC PPA 2 50% 7.5% Environmental Spill Prevention 2.5% Gross fluids of reportable spills <7000 bbls Gross fluids of reportable spills <5000 bbls Gross fluids of reportable spills <3000 bbls 1124 200% 5.0% Pneumatic Replacements and Independent Certifications 2.5% 1 - Eliminate venting of 100 NG pneumatic devices 2 - Eliminate venting of 165 NG pneumatic devices 3 - Target + MiQ certification for Carbon Intensity for Sac Basin 3 200% 5.0% Safety - Combined IIR 10.0% < 0.55 < 0.40 < 0.28 0.40 100% 10.0% Synergies (25%) Combined CRC + Aera Synergies ($MM) 25.0% 45 65 85 85 200% 50.0% Total Scorecard Result 153.6%

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Compensation Discussion and Analysis

Descriptions of the performance measures are as follows, with all non-GAAP measures further described in Annex A, Reconciliation of Non-GAAP Measures:

Performance Measure	Description
Adjusted EBITDAX

Adjusted EBITDAX is earnings before interest expense; income taxes; depreciation, depletion and amortization; exploration expense. Also excludes other unusual, infrequent and out-of-period items; and other non-cash items. Other non-cash items are, for example, unrealized gains/losses on our commodity derivative contracts, and accretion expense. Differences between the payout on cash incentive awards (LTIP and AIP) as compared to the amount included in the 2025 budget are also excluded.

Target level was set based on the approved 2025 management plan.

Free Cash Flow

Free Cash Flow is calculated as Adjusted EBITDAX +/-working capital changes for the period and minus cash paid for interest, asset retirement obligations and capital investments. AIP adjusted FCF is not reduced by income tax payments.

Target level was set based on the approved 2025 management plan.

E&P―Capital Efficiency

E&P Capital Efficiency is the ratio of total 2025 E&P capital expenditures divided by 30-day peak initial production (“IP”) over a 6 month period of new wells added during the year from drilling, workover, and exploration capital. Includes facility and corporate capital. Excludes capital for carbon management business, LBU Prep & Abandon & Carry Out wells.

Target level was based on approved 2025 management plan budgeted capital.

Carbon Management― First Injection (Execute to xxOperate)/Full Injection xx(FEL-3)	All P&As completed for 26R. All surface construction completed at 26R / 35R. First injection from 35R.
Carbon Management― Data Center MOU + CalCapture Readiness	Complete FEED for CalCapture and secure grey and green DC PPA.
Environmental― Spill Prevention Rate

Volume of total produced fluids, comprised of oil or condensate and non-hydrocarbons (i.e., produced water), released outside secondary containment, to measure how we’re protecting our communities and stockholders.

Environmental― Pneumatic Replacements and Independent Certifications	Eliminate venting of pneumatic devices to make progress toward methane reduction targets and secure MiQ certification for Carbon Intensity of Sacramento Basin operations.
Environmental― Spill Prevention Rate	Gross volume of fluids from reportable spills, comprised of oil or condensate and non-hydrocarbons (i.e., produced water), released, to measure how we’re protecting our communities and stockholders.
Safety― Combined IIR	Combined Injury and Illness Incident Rate of employees and contractors to promote the health and safety of our workers.
Combined Company Synergies	Actioned sustainable cost reductions following the Aera merger.

The Compensation Committee has adopted a policy whereby management’s ability to achieve a maximum payout under the AIP should be due to the achievement of extraordinary results, whether via financial performance or the other non-financial metrics incorporated into the AIP, with a goal to lessen the impact of commodity price volatility on AIP payouts.

Individual NEO Payout Considerations

The Compensation Committee considered the contributions of the management team and assessed the overall performance to be exceptional. The Compensation Committee considered the contributions of each NEO and determined payouts ranging from 130% to 150% for the individual portions of the AIP were appropriate for the NEOs’ contributions to the Company’s overall performance in 2025.

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Compensation Discussion and Analysis

Highlights of the 2025 performance achieved and considered for Mr. Leon included:

•
Increased average net production by 25% year-over-year to 138 MBoe/d (79% oil), and realized $235 million in Aera merger-related synergies
•
Reported net income of $363 million, adjusted net income of $359 million and highest annual adjusted EBITDAX of $1,241 million since 2021
•
Generated $865 million of net cash provided by operating activities and free cash flow of $543 million, highest annual free cash flow since 2021
•
Increased annual dividend by 5%, marking four consecutive years of dividend growth, returning $513 million to shareholders including $377 million in share repurchases and $136 million in dividends
•
Lowered base decline to 8%–13% from 10%–15% through improved reservoir management
•
Increased proved undeveloped reserves by 190% and total proved reserves by 20% through operational improvements and mergers, despite 14% year-over-year decline in SEC pricing for oil
•
Exited 2025 with $117 million in available cash, $1,284 million in available borrowing capacity and liquidity of $1,401 million
•
Increased aggregate elected commitment under the Revolving Credit Facility to $1,460 million in 2025 from $1,150 million
•
Received “Grade A” certifications under MiQ’s Methane Emissions Performance Standard for production assets across the Los Angeles, Ventura, and San Joaquin basins (excluding assets added in the Berry Merger)
•
Substantially completed construction of CRC's first carbon capture and storage (CCS) project at the Elk Hills cryogenic gas plant
•
Executed new MOUs with leading California industrial and power partners to evaluate decarbonized solutions.
•
Closed all-stock combination with Berry Corporation

In addition to their contributions to the strong financial results, the following performance highlights were considered by the Compensation Committee in determining the individual portion of the AIP for the following NEOs:

For Ms. Crespy –

•
Established financial and strategic credibility in first year
•
Strengthened balance sheet, liquidity, and capital markets position
•
Enabled transformational M&A and enterprise integration
•
Modernized finance, controls, and risk management
•
Advanced strategic optionality and long-term value creation

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Compensation Discussion and Analysis

For Mr. Gould –

•
Advanced Class VI portfolio, permits, and first injection
•
Achieved 98% completion of major construction and positioned CTV I for first injection
•
Executed PPAs for solar developments at Kern Front and Mount Poso
•
Advanced Geothermal business
•
Secured MOUs for CO2 offtake
•
Progressed data center development

For Mr. Hayat –

•
Delivered safe, compliant operations at scale while minimizing operational risk
•
Delivered higher volumes, structurally lower decline, and improved forward capital efficiency
•
Extended asset life, increased proved reserves, and reduced sustaining capital burden
•
Accelerated merger synergy capture and structurally lowered operating cost base
•
Protected margins and delivered competitive cost advantage versus peers

For Mr. Preston –

•
Provided effective legal support for CTV development, permitting initiatives, litigation, Berry merger, refinancing and RBL activities
•
Provided effective leadership for Aera integration, Berry merger negotiation, financial planning and modeling processes and budget development
•
Led effective business development, government affairs, legal, and public affairs teams
•
Developed and implemented permitting strategies to obtain new well permits as soon as possible
•
Increased state and local government engagement initiatives and community engagement
•
Facilitated constructive engagement with both legislators and the administration

AIP Payouts

Approved Payouts 80% Scorecard Portion 20% Individual Performance Portion Total Payout Name Bonus Eligible Salary Target Bonus % Target Bonus $ Scorecard Payout 153.6% Individual Payout Percent Individual Portion Payout Approved Payout Francisco J. Leon $950,000 125% $1,187,500 $1,459,200 150% $356,250 $1,815,450 Clio Crespy $615,000 100% $615,000 $755,712 150% $184,500 $940,212 Chris D. Gould $615,000 100% $615,000 $755,712 130% $159,900 $915,612 Omar Hayat $575,000 100% $575,000 $706,560 150% $172,500 $879,060 Michael L. Preston $675,000 100% $675,000 $829,440 150% $202,500 $1,031,940

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2026 PROXY STATEMENT

Compensation Discussion and Analysis

Long-Term Incentive Grants

Our 2025 Compensation Program included the continuation of long-term incentive grants. In February 2025, the Compensation Committee approved the structure and amounts for the 2025 annual long-term incentive awards, which were comprised of Restricted Stock Unit awards (“RSUs”) and Performance Stock Unit awards (“PSUs”) .

2025 Annual Grants

21 2022 2023 2024 2025 2026 2027 2021 Emergence Grants Grant 33% RSU Vest 33% RSU Vest 33% RSU Vest 100% PSU Vest 2023 Partial 2-Year Grants Grant 33% RSU Vest* 33% RSU Vest* 67% PSU Vest** 2023 Full year Grants Grant 33% RSU Vest 33% RSU Vest 33T RSU Vest 100% PSU Vest 2024 Full Year Grants Grant 33% RSU Vest 33T RSU Vest 33T RSU Vest 100T PSU Vest 2025 Full Year Grants Grant 33% RSU Vest 33% RSU Vest 2026 Full Year Grants Grant 33% RSU Vest Annual Total Vesting 33% RSU Vest 0% PSU Vest 33% RSU Vest 0% PSU Vest 100% RSU Vest 100% PSU Vest 100% RSU Vest 67% PSU Vest 100T RSU Vest 100% PSU Vest 100% RSU Vest 100% PSU Vest

The grant target values for the 2025 annual long-term incentive awards were split between 40% RSUs and 60% PSUs, reflecting our majority performance-based philosophy and consistent with stockholder feedback we received that long-term incentives should be majority performance-based. The awards are designed to vest over a three-year period.

ANNUAL LONG-TERM INCENTIVE MIX (percent of Grant Target Value) CEO AND OTHER NEOS Restricted Stock Units (RSU) 40% 60% Performance Stock Units (PSU)

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2026 PROXY STATEMENT

Compensation Discussion and Analysis

2025 Long-Term Incentive Grants

	Type of	Grant	Units
Name	Award Granted	Target Value	Granted
Francisco J. Leon	2025 RSU Award	$2,470,000	51,804
	2025 PSU Award	$3,705,000	77,705
	RSU Retention Award	$4,000,000	84,710

Clio Crespy	Initial RSU Award	$1,250,000	26,383
	2025 RSU Award	$984,000	20,638
	2025 PSU Award	$1,476,000	30,956
	RSU Retention Award	$2,000,000	42,355

Chris D. Gould	2025 RSU Award	$984,000	20,638
	2025 PSU Award	$1,476,000	30,956
	RSU Retention Award	$1,250,000	26,472

Omar Hayat	2025 RSU Award	$920,000	19,295
	2025 PSU Award	$1,380,000	28,943
	RSU Retention Award	$2,000,000	42,355

Michael L. Preston	2025 RSU Award	$1,080,000	22,651
	2025 PSU Award	$1,620,000	33,977
	RSU Retention Award	$2,250,000	47,649

Initial and 2025 Restricted Stock Unit Awards

The Initial and 2025 Restricted Stock Unit awards (“Initial RSU Award” and “2025 RSU Award”) are stock-based and stock-settled long-term incentive awards primarily intended to promote retention and enhance alignment with stockholder interests through development of ownership in the Company with time-vested payouts. The Initial RSU Award and 2025 RSU Awards generally vest on the anniversary dates of the grant date. The delivery of vested shares occurs immediately after each applicable vesting date. Dividend equivalents are accumulated and paid at the time shares are delivered.

2025 Performance Stock Unit Awards

The 2025 Performance Stock Unit awards (“2025 PSU Award”) are stock-based and stock-settled long-term incentive with performance measures based on the Company's cumulative Total Shareholder Return (“TSR”) and the Company's TSR relative the TSR of the companies included in the XOP Index.

The 2025 PSU Awards generally vest on the third anniversary of the grant date. Payouts can range from 0% to 200% of the target PSUs awarded, based on the performance level attained during the performance period according to the payout matrices below. The performance period runs from January 1, 2025 through December 31, 2027. Delivery of earned shares occurs after the vesting date following the Compensation Committee's certification of the performance level achieved. Dividend equivalents are accumulated and paid on earned shares at the time shares are delivered.

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Compensation Discussion and Analysis

Payout Matrix for Three-Year Awards Percentage of Performance Units deemed to be Earned PS Units* Cumulative 3-Year TSR Relative TSR Measured Against the XOP Index 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Low - High 0 - 25th Percentile 25.01 - 50th Percentile 50.01 - 75th Percentile 75.01 - 100th Percentile 52.01% or greater 125% 150% 175% 200% 33.01% 52% 100% 100% - 125% 125.01% - 150% 150.01% - 175% 16.01% 33% 50% 50.01% - 75% 75.01% - 100% 100.01% - 150% 0.01% 16% 0% 0.01% - 25% 25.01% - 50% 50.01% - 75% -5.00% 0% 0% 0% 25% 50% Less than -5.00% 0% 0% 0% 0% * Where ranges are shown, Payout Factor will be interpolated in the range based on equal weighting of Absolute TSR and Relative TSR positions between low and high values.

Payout Matrix for Two-Year Awards Percentage of Performance Units deemed to be Earned PS Units* Cumulative 2-Year TSR Relative TSR Measured Against the XOP Index 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Low - High 0 - 25th Percentile 25.01 - 50th Percentile 50.01 - 75th Percentile 75.01 - 100th Percentile 32.01% or greater 125% 150% 175% 200% 21.01% 32% 100% 100% - 125% 125.01% - 150% 150.01% - 175% 10.01% 21% 50% 50.01% - 75% 75.01% - 100% 100.01% - 150% 0.01% 10% 0% 0.01%-25% 25.01% - 50% 50.01% - 75% -5.00% 0% 0% 0% 25% 50% Less than -5.00% 0% 0% 0% 0% * Where ranges are shown, Payout Factor will be interpolated in the range based on equal weighting of Absolute TSR and Relative TSR positions between low and high values.

Please see the table below titled “Outstanding Equity Awards at December 31, 2025” for a description of the outstanding equity-based awards that were held by our NEOs at the end of 2025, and the table below titled “Stock Vested in 2025” for a description of the NEO equity-based awards that vested during the 2025 year.

Restricted Stock Unit Retention Awards

In November 2025, the Compensation Committee determined that it would be in the best interests of stockholders and the Company to grant retention awards in the form of Restricted Stock Unit awards (“RSU Retention Awards”) to the NEOs in order ensure continued stability among the senior management team during a period of economic uncertainty.

The RSU Retention Awards generally vest over five years, with 10% vesting on each of the first three anniversaries of the grant date, 30% vesting on the fourth anniversary of the grant date and 40% vesting on the fifth anniversary of the grant date. RSU Retention Awards will be immediately settled in shares following the vesting date. During the retention period, if the NEO is terminated by the Company without cause, due to the NEO's death or disability or retirement with sufficient notice to the Company, any remaining unvested portion of the award will immediately become vested and paid to the NEO.

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Compensation Discussion and Analysis

Linkage Between Pay and Performance

The 2025 compensation program was designed to link the majority of pay realized by our executives to the performance against the AIP scorecard metrics and stock-based long-term incentives designed to enhance the performance of CRC and the returns to our stockholders.

The pay mix at target values for our CEO and other NEOs under the 2025 Compensation Program was substantially performance-based, with 92% and 90%, respectively, of total compensation considered at-risk for our CEO and other NEOs.d retention 10% an nual incentive 49%

PAY MIX OF CEO AVERAGE PAY MIX OF NEOs OTHER THAN CEO 30% 8% 10% 52% salary annual incentive time-vested long-term incentive performance-based long-term incentive at risk 25% 10% 10% 54% 92% At Risk 90% At Risk

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Compensation Discussion and Analysis

Employment Agreements

In 2025, the Company entered into new employment agreements with Ms. Crespy and Mr. Preston, and in 2023, the Company entered into new employment agreements with Mr. Leon, Mr. Gould, and Mr. Hayat to update prior employment agreements or when they became an executive officer, as summarized below. The Compensation Committee believes it is in the best interests of stockholders to have agreements in place to help retain the CEO and other NEOs. These agreements also protect Company interests and ensure that covered executives can execute their duties in the best interests of stockholders without personal bias by providing change in control protections in the event a transaction that is in the best interests of stockholders would result in the termination of their employment.

2023 CEO Employment Agreement

On February 23, 2023, the Company entered into a new employment agreement with Mr. Leon (the “2023 CEO Employment Agreement”) in connection with his anticipated promotion to the position of President and Chief Executive Officer, which superseded the employment agreement previously maintained by the Company and Mr. Leon, dated June 8, 2021, for his position of Executive Vice-President and Chief Financial Officer of the Company. The 2023 CEO Employment Agreement initially governed his role as the Company’s Executive Vice-President and Chief Financial Officer but automatically began covering his new role as President and Chief Executive Officer in connection with his promotion on the date of the Company’s 2023 Annual Meeting of Stockholders. The 2023 CEO Employment Agreement provides for an initial two-year term beginning on February 23, 2023 (the “Effective Date”) and will automatically renew for an additional one-year term on each anniversary of the Effective Date unless the Company or Mr. Leon provides 90 days’ written notice to the other that no such automatic renewal shall occur. The 2023 CEO Employment Agreement provides that Mr. Leon will receive an annual base salary of not less than $750,000. Mr. Leon will also be eligible to receive: (i) an annual cash bonus with a target value equal to 120% of his annual base salary; (ii) participation in those benefit plans and programs of the Company available to similarly situated executives; and (iii) at the same time as other executive officers of the Company receive 2023 annual equity award grants, annual long-term incentive awards (to be comprised 60% of performance stock units and 40% of restricted stock units) under the Company’s 2021 Long Term Incentive Plan (as amended, the “LTIP”) with a target grant value of not less than 600% of his base salary as in effect on the applicable grant date. The performance stock unit awards will vest over a three-year cliff vesting period beginning on the date of grant, and the restricted stock units will vest in three equal installments over a three-year vesting period beginning on the date of grant. In addition to his annual 2023 LTIP awards described above, Mr. Leon will also receive two separate awards pursuant to the LTIP in 2023: (i) an award of restricted stock units with a grant date target value of $1,200,000 and (ii) an award of performance units with a grant date target value of $1,800,000, each award of which will vest over a two-year vesting period. The 2023 CEO Employment Agreement also contains provisions that could provide severance payments and benefits to Mr. Leon in qualifying situations. Those terms and an estimate of the payments that he could receive in connection with certain termination events are detailed further below within the section titled “Potential Payments Upon Termination or Change in Control.”

2025 CFO Employment Agreement

On November 25, 2024, the Company entered into an employment agreement (the “2025 CFO Employment Agreement”) with Clio Crespy, our new CFO. The 2025 CFO Employment Agreement provided for an initial two-year term beginning on January 1, 2025 (the “Effective Date”) and was automatically set to renew for an additional one-year term on each anniversary of the Effective Date unless the Company or Ms. Crespy provided 90 days’ written notice to the other that no such automatic renewal shall occur. Pursuant to the 2025 CFO Employment Agreement, Ms. Crespy will receive an annual base salary of not less than $615,000. She was eligible to receive: (i) an annual cash bonus with a target value equal to 100% of her annual base salary; (ii) participation in those benefit plans and programs of the Company available to similarly situated executives; (iii) annual long-term incentive awards under the Company’s LTIP with a target grant value of not less than 400% of Ms. Crespy’s base salary as in effect on the applicable grant date, and (iv) an initial long-term incentive award of restricted stock units under the Company’s LTIP with a target grant value of $1,350,000, effective as January 1, 2025. The 2025 CFO Employment Agreement also contained provisions that could provide severance payments and benefits to Ms. Crespy in qualifying situations. Those terms and an estimate

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2026 PROXY STATEMENT

Compensation Discussion and Analysis

of the payments that she could receive in connection with certain termination events are detailed further below within the section titled “Potential Payments Upon Termination or Change in Control.”

2023 CSO Employment Agreement

On July 27, 2023 (the “CSO Effective Date”), the Company entered into an amended and restated employment agreement (the “2023 CSO Employment Agreement”) with Chris D. Gould, our Chief Sustainability Officer, which superseded the employment agreement previously maintained by the Company and Mr. Gould, dated June 14, 2021. The 2023 CSO Employment Agreement provides for an initial two-year term beginning on the CSO Effective Date and will automatically renew for an additional one-year term on each anniversary of the Effective Date unless the Company or Mr. Gould provides 90 days’ written notice to the other that no such automatic renewal shall occur. Pursuant to the Employment Agreement, Mr. Gould will receive an annual base salary of not less than $600,000. He will also be eligible to receive: (i) an annual cash bonus with a target value equal to 100% of his annual base salary (prorated for calendar year 2023); (ii) participation in those benefit plans and programs of the Company available to similarly situated executives; and (iii) annual long-term incentive awards (expected to be comprised 60% of performance stock units and 40% of restricted stock units) under the Company’s LTIP with a target grant value of not less than 400% of Mr. Gould’s base salary as in effect on the applicable grant date. The performance stock unit awards are expected to vest over a three-year cliff vesting period beginning on the date of grant, and the restricted stock units are expected to vest in three equal installments over a three-year vesting period beginning on the date of grant. The 2023 CSO Employment Agreement also contains provisions that could provide severance payments and benefits to Mr. Gould in qualifying situations. Those terms and an estimate of the payments that he could receive in connection with certain termination events are detailed further below within the section titled “Potential Payments Upon Termination or Change in Control.”

2023 COO Employment Agreement

On July 27, 2023 (the “COO Effective Date”), the Company entered into an employment agreement (the “2023 COO Employment Agreement”) with Omar Hayat, now our Chief Operating Officer. The 2023 COO Employment Agreement provides for an initial two-year term beginning on the COO Effective Date and will automatically renew for an additional one-year term on each anniversary of the COO Effective Date unless the Company or Mr. Hayat provides 90 days’ written notice to the other that no such automatic renewal shall occur. Pursuant to the Employment Agreement, Mr. Hayat will receive an annual base salary of not less than $400,000. He will also be eligible to receive: (i) an annual cash bonus with a target value equal to 100% of his annual base salary (prorated for calendar year 2023); (ii) participation in those benefit plans and programs of the Company available to similarly situated executives; and (iii) annual long-term incentive awards (expected to be comprised 60% of performance stock units and 40% of restricted stock units) under the Company’s LTIP with a target grant value of not less than 400% of Mr. Hayat’s base salary as in effect on the applicable grant date. The performance stock unit awards are expected to vest over a three-year cliff vesting period beginning on the date of grant, and the restricted stock units are expected to vest in three equal installments over a three-year vesting period beginning on the date of grant. The 2023 COO Employment Agreement also contains provisions that could provide severance payments and benefits to Mr. Hayat in qualifying situations. Those terms and an estimate of the payments that he could receive in connection with certain termination events are detailed further below within the section titled “Potential Payments Upon Termination or Change in Control.”

2025 CStO Employment Agreement

On August 4, 2025, the Company entered into an amended and restated employment agreement (the “2025 CStO Employment Agreement”) with Michael L. Preston. The 2025 CStO Employment Agreement provided for an initial one-year term beginning on August 4, 2025 (the “CStO Effective Date”) and will automatically renew for an additional one-year term on each anniversary of the CStO Effective Date unless the Company or Mr. Preston provided 90 days’ written notice to the other that no such automatic renewal shall occur. Pursuant to the 2025 CStO Employment Agreement, Mr. Preston will receive an annual base salary of not less than $675,000 Mr. Preston will also be eligible to receive: (i) an annual cash bonus with a target value equal to 100% of his annual base salary; (ii) participation in those benefit plans and programs of the Company available to similarly situated executives; and (iii) annual long-term incentive awards (expected to be

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Compensation Discussion and Analysis

comprised 60% of performance stock units and 40% of restricted stock units) under the Company’s LTIP with a target grant value of not less than 400% of Mr. Preston’s base salary as in effect on the applicable grant date. The performance stock unit awards are expected to vest over a three-year cliff vesting period beginning on the date of grant, and the restricted stock units are expected to vest in three equal installments over a three-year vesting period beginning on the date of grant. The 2025 CStO Employment Agreement also contains provisions that could provide severance payments and benefits to Mr. Preston in qualifying situations. Those terms and an estimate of the payments that he could receive in connection with certain termination events are detailed further below within the section titled “Potential Payments Upon Termination or Change in Control.”

Benefits

In addition to the components of the executive compensation program described above, we provided the following programs to our NEOs during the 2025 year.

Qualified Defined Contribution Plan – All of our employees, including our NEOs, were eligible to participate in a tax-qualified, defined contribution plan. The defined contribution plan provided for periodic cash contributions by us based on annual employee cash compensation and employee-elected deferrals. Employees were permitted to contribute into the plan a percentage of their annual salary and bonus up to the annual limit set by the Internal Revenue Service (“IRS”). Employees were able to direct their account balances to a variety of investments.

Nonqualified Defined Contribution Plans – All employees, including our NEOs, whose participation in our qualified defined contribution plan was limited by applicable tax laws were eligible to participate in our supplemental savings plan (the “SSP”), a nonqualified defined contribution plan, which provided additional retirement benefits outside of those limitations.

Annual allocations for each participant were generally intended to restore the amounts that would have been contributed to our qualified defined contribution plan but for certain tax law limitations, and certain employer allocations were subject to a vesting schedule that required the completion of three years of service. Vested account balances will be payable following separation from service.

Interest on SSP account balances was allocated monthly to each participant’s account based on the yield on five-year U.S. Treasury Constant Maturities plus 2% converted to a monthly allocation factor.

In addition, we sponsored a supplemental retirement plan (the “SRP II”), which was established for purposes of the assumption by us of certain liabilities under the Occidental Petroleum Corporation Supplemental Retirement Plan II, including those for Messrs. Leon and Preston. All account balances under the SRP II were fully vested at all times and are credited with interest on a monthly basis based on the yield on five-year U.S. Treasury Constant Maturities plus 2% converted to a monthly allocation factor. No additional allocations were made under the SRP II other than the crediting of interest.

In order to provide greater financial planning flexibility to participants while not increasing costs under the plan, the SRP II allowed in-service distribution of a participant’s account at a specified age, but not earlier than age 60, as elected by the participant when initially participating in the plan. After a participant receives a specified age distribution, future allocations under the SRP II and earnings on those allocations are to be distributed in the first 70 days of each following year.

Nonqualified Deferred Compensation Plan – Certain management and other highly compensated employees (including each of our NEOs) were eligible to participate in our nonqualified deferred compensation plan (the “DCP”), although none of our NEOs participated during the 2025 year. Under the DCP, participants were able to elect to defer a portion of their base salary and annual bonus for a given year. For the year of deferral, we allocated an additional amount to a participant’s account equal to the sum of 6% (which is immediately vested) and 2% (which is subject to a vesting schedule that required the completion of three years of service) of the compensation deferred by the participant under the DCP to restore amounts that were not contributed to the qualified and nonqualified defined contribution plans due to such deferral of compensation under the DCP. Deferred amounts earned interest based on the yield on five-year U.S. Treasury Constant Maturities based on a monthly frequency plus 2%, converted to a monthly allocation factor.

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2026 PROXY STATEMENT

Compensation Discussion and Analysis

Vested account balances will be payable following separation from service, or upon attainment of a specified age elected by the participant.

Tax Preparation and Financial Planning – Our executives, including each of the NEOs, were eligible to receive reimbursement, up to certain annual limits, for income tax preparation, financial planning and investment advice, including legal advice related to tax and financial matters.

Insurance – We offered a variety of health coverage options to all employees. NEOs participated in these plans on the same terms as other employees. In addition, for executives, including the NEOs, we paid for an annual comprehensive physical examination. We provided all employees with life insurance equal to twice the employee’s base salary.

Employee Stock Purchase Plan – We adopted the California Resources Corporation Employee Stock Purchase Plan (the “ESPP”), effective in July 2022, which was approved by stockholders in May 2022 at the 2022 Annual Meeting. The ESPP provides our employees (including our NEOs) the ability to purchase shares of our common stock at a price equal to 85% of the closing price of a share of our common stock as of either the first day of each offering period or the last day of each offering period, whichever amount is less.

The maximum number of shares of our common stock authorized to be issued pursuant to the ESPP is 1.25 million, subject to adjustment pursuant to the terms of the ESPP. In addition, participants in the ESPP will be subject to certain limits on the number of shares that can be purchased in any given year and during any given offering period (a calendar quarter) under the ESPP.

2026 Compensation Program Actions

Base Salaries

The Compensation Committee made no base salary adjustments for the NEOs in 2026 based on updated peer market data.

Annual Incentive Program

In February 2026, the Compensation Committee approved the scorecard metrics for the 2026 Annual Incentive Program. In addition to metrics related to financial performance, cost management, power sales and post-merger synergy achievement, 20% of the 2026 scorecard weighting relates to ESG-related carbon management, environmental stewardship, and worker safety goals.

Long-Term Incentive Grants

The Compensation Committee continued granting long-term incentive awards to the NEOs in March 2026, consisting of 40% time-based restricted stock units and 60% performance stock units with payouts subject to absolute TSR and relative TSR goals compared to the XOP Index, as supported by feedback from our stockholder outreach.

Other Compensation Matters

Stock Ownership Guidelines

We have minimum stock ownership guidelines for senior executives. The target direct and indirect ownership level for the CEO is six times annual base salary, and for the other NEOs, is three times annual base salary. Executives are expected to reach their guideline ownership levels within five years of assuming their senior executive role. As of January 31, 2026, the CEO and the other NEOs all met the stock ownership guidelines.

Clawback Policies

Under the Company’s Incentive-Based Compensation Recoupment Policy, which was adopted in 2023 to ensure compliance with new clawback recovery rules, in the event the Company is required to restate its financial statements, the Company requires in certain circumstances, and to the extent permitted or required by applicable law, regulation or exchange rules, the reimbursement of incentive-based compensation received

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2026 PROXY STATEMENT

Compensation Discussion and Analysis

by a covered employee, including our NEOs, that is in excess of the incentive-based compensation that would have been received based on the restated amounts. Such incentive-based compensation generally includes any cash, equity, equity-based or other award that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, as defined in the policy adopted in October 2023.

In addition, under the Company's Misconduct Compensation Recoupment and Clawback Policy, the Company has the right to require the reimbursement of all or a portion of generally any incentive compensation received by a covered employee, to the extent permitted by applicable law, in the event of fraud or intentional illegal conduct.

Insider Trading Policies and Procedures

The Company has insider trading policies and procedures governing the purchase, sale and other disposition of the Company’s securities that apply to directors, officers and employees, and to the Company itself. The Company believes its insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company. A copy of the Company’s Insider Trading Policy and an excerpt of the Company’s Business Ethics and Corporate Policies are included as exhibits to its Annual Report on Form 10-K for the year ended December 31, 2025.

Anti-Hedging and Anti-Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees are prohibited from hedging, buying or selling options, engaging in short sales, or trading prepaid variable forwards, equity swaps, exchange funds, forward-sale contracts, collars or other derivatives or monetizations on Company securities. In addition, all directors, officers and employees may not pledge or mortgage Company securities as collateral for a loan, or hold Company securities in a margin account.

Compensation Risk Management

Our compensation programs are designed to motivate and reward our employees for their performance during the current year and over the long term, and for taking appropriate business risks to enhance CRC’s business performance. The Compensation Committee has analyzed CRC’s employee compensation programs and policies and believes that they are not reasonably likely to have a material adverse effect on CRC. CRC’s compensation programs do not encourage unnecessary or excessive risk-taking and any potential risk that the executive compensation program could influence behavior that would be inconsistent with the overall interests of CRC and its stockholders is mitigated by several factors:

•
Target compensation mix utilizes a balance of salary, annual incentives and long-term equity compensation vesting over three years
•
Transparent financial and operational metrics that are readily ascertainable from publicly-filed information
•
External performance metrics, utilizing the increase in the volume-weighted average price of the Company’s shares, for the long-term performance-based incentive awards
•
Forfeiture and clawback provisions for incentive compensation in the event of a restatement of our financial statements or misconduct

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2026 PROXY STATEMENT

Compensation Discussion and Analysis

Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information

We do no currently grant stock options or option-like equity awards to our employees or directors, therefore we do not currently have a formal practice or policy with respect to the grant of stock options or option-like awards. With respect to the RSU and PSUs that were granted during the 2025 year, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation in 2025.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits a company’s ability to deduct compensation paid in excess of $1 million during any fiscal year to each of certain NEOs. The Compensation Committee believes it is in the best interest of the Company and our stockholders to provide compensation that is necessary to retain and motivate our executive officers, even if that is not fully deductible.

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2025 PROXY STATEMENT

Compensation Committee Report

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2026 Annual Meeting of Stockholders.

Compensation Committee,

James N. Chapman, Chair

Andrew B. Bremner

William B. Roby

February 23, 2026

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2026 PROXY STATEMENT

Executive Compensation Tables

Executive Compensation Tables

Summary Compensation Table (“SCT”)

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principal	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position			(2)	(3)	(3)	(4)	(5)	(6)
Francisco J. Leon	2025	$930,769	$356,250	$9,070,699	$0	$1,459,200	$4,681	$255,167	$12,076,766
President and	2024	$830,769	$326,400	$5,564,246	$0	$1,073,203	$9,629	$181,684	$7,985,931
Chief Executive Officer	2023	$708,654	$279,000	$7,673,589	$0	$1,221,984	$10,234	$292,207	$10,185,668

Clio Crespy (1)	2025	$598,442	$184,500	$5,384,183	$0	$755,712	$0	$294,803	$7,217,640
Executive Vice President and
Chief Financial Officer

Chris D. Gould	2025	$615,000	$159,900	$3,274,227	$0	$755,712	$1,034	$161,121	$4,966,994
Executive Vice President and	2024	$612,115	$618,900	$2,683,898	$0	$647,078	$1,610	$136,102	$4,699,703
Chief Sustainability Officer	2023	$553,381	$307,289	$3,703,777	$0	$770,776	$954	$157,113	$5,493,290

Omar Hayat (1)	2025	$565,384	$172,500	$3,882,514	$0	$706,560	$2,342	$152,782	$5,482,082
Executive Vice President and
Chief Operating Officer

Michael L. Preston	2025	$665,385	$202,500	$4,461,102	$0	$829,440	$10,017	$158,163	$6,326,607
Executive Vice President,	2024	$622,115	$648,000	$2,727,604	$0	$657,600	$23,567	$138,016	$4,816,902
Chief Strategy Officer	2023	$569,038	$298,128	$3,819,735	$0	$789,742	$27,431	$253,195	$5,757,269
and General Counsel

(1)
Ms. Crespy and Mr. Hayat were not NEOs in 2023 or 2024. Compensation paid for years in which the executive was not an NEO are not included in the SCT.
(2)
The amounts shown for 2024 for Messrs. Gould and Preston include the final 80% of the cash Retention Bonus Awards granted in February 2023 which were paid in February and August 2024. There are no amounts remaining payable under the Retention Bonus Awards. The amounts shown for all years include the individual performance portion of the AIP bonus payouts.
(3)
See the Grants of Plan-Based Awards Table below for detail regarding the 2025 awards. As required by the SEC rules, the amounts shown represent the grant date fair value of the awards granted in that year as computed in accordance with U.S. generally accepted accounting principles (GAAP) and Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, as more fully described in Note 10 in our Annual Report for the years ended December 31, 2025 and 2024 and Note 9 for the year ended December 31, 2023. Awards reported in the Stock Awards column reflect the value of both time-vested RSUs and performance-earned PSUs. Depending on the market price of CRC stock on the award certification date, the final payout value could be significantly higher or lower that the amount shown in the table. For PSUs, there was a possibility of no payout depending on the outcome of the performance criteria. Performance-based awards are reflected at probable grant date values in the table above, although the maximum grant date values are as follows: Leon - $13,384,103, Crespy - $7,102,551, Gould - $4,992,595, Hayat - $5,489,140, Preston - $6,347,166.
(4)
The amounts shown are the scorecard portion of the payouts under the AIP, which are based on Company performance.
(5)
The amounts shown are the portion of each executive’s interest credited on nonqualified deferred compensation plan balances that was in excess of 120% of the long-term applicable federal rate, compounded monthly, as prescribed under Section 1274(d) of the Code.

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(6)
The following table shows “All Other Compensation” amounts for 2025.

All Other Compensation

	Mr.	Ms.	Mr.	Mr.	Mr.
	Leon	Crespy	Gould	Hayat	Preston
Qualified Plan (a)	$35,000	$35,000	$29,000	$11,500	$11,500
Supplemental Plan (b)	207,939	26,086	121,141	124,512	146,663
Relocation Benefits (c)	-	233,717	-	-	-
Personal Benefits (d)	12,228	-	10,980	16,770	-
Total	$255,167	$294,803	$161,121	$152,782	$158,163

(a)
The amount shown reflects the Company matching and profit-sharing retirement contributions to the qualified defined contribution savings plan–the California Resources Corporation Savings Plan (the “Qualified Plan”).
(b)
The amount shown is the Company contributions to the nonqualified defined contribution plan–the California Resources Corporation Supplemental Savings Plan (the “Supplemental Plan”), which restores amounts limited by the IRS to the Qualified Plan.
(c)
Reflects relocation benefits of $110,178 and an associated tax gross-up of $123,538 received by Ms. Crespy under the terms of the Company’s relocation plan for her relocation to California following her hire in January 2025.
(d)
Reflects financial counseling benefits provided to the NEO and charitable matching gifts under the Company’s charitable matching gift program of $5,000 for Mr. Leon and $10,000 for Mr. Hayat.

Grants of Plan-Based Awards

The table below summarizes the plan-based awards granted in 2025 to our NEOs, which included AIP awards (Annual Incentive), Restricted Stock Unit awards (RSU) and Performance Stock Unit awards (PSU).

								All Other
								Stock
								Awards:
								Number of	Grant Date
		Estimated Future Payouts			Estimated Future Payouts			Shares of	Fair Value
		Under Non-Equity Incentive			Under Equity Incentive			Stock	of Stock
		Plan Awards			Plan Awards			or Units	Awards
Name /	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum
Type of Grant	Date	($)(1)	($)	($)	(# Shares)(2)	(# Shares)	(# Shares)	(# Shares)	($)
Francisco J. Leon
Annual Incentive		$14,844	$1,187,500	$2,375,000
RSU(3)	2/25/2025							51,804	$2,358,118
PSU(4)	2/25/2025				8	77,705	155,410		$2,760,859
RSU(5)	11/4/2025							84,710	$3,951,722
Clio Crespy
Annual Incentive		$7,688	$615,000	$1,230,000
RSU(6)	1/1/2025							26,383	$1,369,014
RSU(3)	2/25/2025							20,638	$939,442
PSU(4)	2/25/2025				3	30,956	61,912		$1,099,867
RSU(5)	11/4/2025							42,355	$1,975,861
Chris D. Gould
Annual Incentive		$7,688	$615,000	$1,230,000
RSU(3)	2/25/2025							20,638	$939,442
PSU(4)	2/25/2025				3	30,956	61,912		$1,099,867
RSU(5)	11/4/2025							26,472	$1,234,919
Omar Hayat
Annual Incentive		$7,188	$575,000	$1,150,000
RSU(3)	2/25/2025							19,295	$878,308
PSU(4)	2/25/2025				3	28,943	57,886		$1,028,345
RSU(5)	11/4/2025							42,355	$1,975,861
Michael L. Preston
Annual Incentive		$8,438	$675,000	$1,350,000
RSU(3)	2/25/2025							22,651	$1,031,074
PSU(4)	2/25/2025				3	33,977	67,954		$1,207,203
RSU(5)	11/4/2025							47,649	$2,222,826

(1)
The “Threshold” amounts are shown at 1.25% of target, calculated based on threshold payout of the lowest weighted performance metric under the award. Actual payments could have ranged from 0% to 200%.
(2)
The “Threshold” amounts are shown at 0.01% of target, calculated based on the lowest possible nonzero payout under the award. Actual payments can range from 0% to 200%.
(3)
The amounts shown represent the estimated grant date fair value of the units granted as computed in accordance with FASB ASC Topic 718, as more fully described in Note 10 Stock-Based Compensation to CRC’s Consolidated Financial Statements in the Form

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10-K for the year ended December 31, 2025. The units vest one-third each on February 25, 2026, February 25, 2027 and February 25, 2028.
(4)
The amounts shown represent the estimated grant date fair value of the units granted as computed in accordance with FASB ASC Topic 718, as more fully described in Note 10 Stock-Based Compensation to CRC’s Consolidated Financial Statements in the Form 10-K for the year ended December 31, 2025. The maximum payouts under the awards were: Leon - $7,074,263, Crespy - $2,818,234, Gould - $2,818,234, Hayat - $2,634,971, Preston - $3,093,266. Payouts under the PSU award can range from 0% to 200% of target number of units based on our cumulative TSR and TSR relative to the companies in the XOP Index during the three-year performance period from January 1, 2025 through December 31, 2027. The threshold amount is shown at 0.01% of target, calculated based on threshold payout under the performance metric for the award. Linear interpolation applies between the thresholds in the payout matrix shown in the “Compensation Discussion and Analysis” section above. The PSU awards vest on February 25, 2028. Vested shares are delivered immediately following certification of the performance result by the Compensation Committee following the vesting date.
(5)
The amounts shown represent the estimated grant date fair value of the units granted as computed in accordance with FASB ASC Topic 718, as more fully described in Note 10 Stock-Based Compensation to CRC’s Consolidated Financial Statements in the Form 10-K for the year ended December 31, 2025. The units vest 10% each on November 4, 2026, November 4, 2027, and November 4, 2028, 30% on November 4, 2029, and 40% on November 4. 2030.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

We have entered into an employment agreement with each of our NEOs. For more information, see the “Employment Agreements” section in the “Compensation Discussion and Analysis” section above.

Long-Term Incentives

During 2025, our NEOs received annual long-term incentive grants allocated between RSUs and PSUs. While the RSUs and PSUs generally vest (and performance under the PSUs is measured) over a three-year period and payment is made following vesting, please see the description of each NEO’s employment agreement in the “Employment Agreements” section of the “Compensation Discussion and Analysis” section above and the “Potential Payments upon Termination or Change in Control” section below for a description of certain circumstances pursuant to which vesting and payout can occur earlier. In addition, in 2025, our NEOs received RSU Retention Award grants which generally vest over a five-year period with payments made following vesting.

Annual Incentives

Our NEOs were eligible to participate in the AIP for the 2025 calendar year. Payouts under the AIP are based on a combination of company performance against goals for pre-established performance metrics, and our Compensation Committee’s assessment of each NEO’s individual performance, as described in the “Compensation Discussion and Analysis” section above.

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Outstanding Equity Awards at December 31, 2025

The following table summarizes the outstanding equity awards for our NEOs as of December 31, 2025.

		Stock Awards
					Equity
					Incentive
					Plan
				Equity	Awards:
				Incentive	Market or
		Number		Plan	Payout
		of		Awards:	Value of
		Shares	Market	Number of	Unearned
		or Units	Value of	Unearned	Shares,
		of Stock	Shares or	Shares, Units	Units or
		That	Units That	or Other	Other Rights
		Have Not	Have Not	Rights That	That Have
Name / Type	Grant	Vested	Vested	Have Not	Not Vested
of Grant	Date	(#)	($)(1)	Vested (#)	($)(1)
Francisco J. Leon
RSU(2)	2/23/2023	14,807	$662,021
RSU(3)	2/22/2024	25,801	$1,153,563
RSU(4)	2/25/2025	51,804	$2,316,157
RSU(5)	11/4/2025	84,710	$3,787,384
PSU(6)	2/23/2023	27,320	$1,221,477
PSU(7)	2/22/2024			6	$268
PSU(8)	2/25/2025			8	$358
Clio Crespy
RSU(9)	1/1/2025	26,383	$1,179,584
RSU(4)	2/25/2025	20,638	$922,725
RSU(5)	11/4/2025	42,355	$1,893,692
PSU(8)	2/25/2025			3	$134
Chris D. Gould
RSU(2)	2/23/2023	7,147	$319,542
RSU(3)	2/22/2024	12,445	$556,416
RSU(4)	2/25/2025	20,638	$922,725
RSU(5)	11/4/2025	26,472	$1,183,563
PSU(6)	2/23/2023	13,186	$589,546
PSU(7)	2/22/2024			3	$134
PSU(8)	2/25/2025			3	$134
Omar Hayat
RSU(2)	2/23/2023	945	$42,251
RSU(10)	5/8/2023	93	$4,158
RSU(11)	6/19/2023	3,963	$177,186
RSU(3)	2/22/2024	10,624	$474,999
RSU(4)	2/25/2025	19,295	$862,679
RSU(5)	11/4/2025	42,355	$1,893,692
PSU(6)	2/23/2023	1,744	$77,974
PSU(12)	5/8/2023	173	$7,735
PSU(13)	6/19/2023	7,312	$326,920
PSU(7)	2/22/2024			2	$89
PSU(8)	2/25/2025			3	$134
Michael L. Preston
RSU(2)	2/23/2023	7,370	$329,513
RSU(3)	2/22/2024	12,648	$565,492
RSU(4)	2/25/2025	22,651	$1,012,726
RSU(5)	11/4/2025	47,649	$2,130,387
PSU(6)	2/23/2023	13,599	$608,011
PSU(7)	2/22/2024			3	$134
PSU(8)	2/25/2025			3	$134

(1)
The amount shown represents the product of the number of units in the column immediately to the left and the closing price on December 31, 2025, of our common stock as reported in the NYSE Composite Transactions, which was $44.71 per share.
(2)
These units vest on February 23, 2026, and settlement of vested units will occur immediately thereafter.
(3)
One half of these units vest on each of February 22, 2026, and February 22, 2027, and settlement of vested units will occur immediately thereafter.
(4)
One-third of these units vest on each of February 25, 2026, February 25, 2027, and February 25, 2028, and settlement of vested units will occur immediately thereafter.
(5)
These units vest 10% each on November 4, 2026, November 4, 2027, and November 4, 2028, 30% on November 4, 2029, and 40% on November 4, 2030, and settlement of vested units will occur immediately thereafter.
(6)
Payout of this PSU award is subject to the achievement of specified cumulative TSR and TSR relative to the companies in the XOP Index over a three-year period from January 1, 2023 to December 31, 2025. The units cliff vest on February 23, 2026. This award is

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not reported in the Equity Incentive Plan Awards column because the performance condition for earnings a payout of 41% of the target units has been met, although vesting and settlement will not occur until February 23, 2026.
(7)
Payout of this PSU award is subject to the achievement of specified cumulative TSR and TSR relative to the companies in the XOP Index over a three-year period from January 1, 2024 to December 31, 2026. The units cliff vest on February 22, 2027. The number of shares is shown at threshold performance
(8)
Payout of this PSU award is subject to the achievement of specified cumulative TSR and TSR relative to the companies in the XOP Index over a three-year period from January 1, 2025 to December 31, 2027. The units cliff vest on February 25, 2028. The number of shares is shown at threshold performance.
(9)
One-third of these units vest on each of January 1, 2026, January 1, 2027, and January 1, 2028, and settlement of vested units will occur immediately thereafter.
(10)
These units vest on May 8, 2026, and settlement of vested units will occur immediately thereafter.
(11)
These units vest on June 19, 2026, and settlement of vested units will occur immediately thereafter.
(12)
Payout of this PSU award is subject to the achievement of specified cumulative TSR and TSR relative to the companies in the XOP Index over a three-year period from January 1, 2023 to December 31, 2025. The units cliff vest on May 8, 2026. This award is not reported in the Equity Incentive Plan Awards column because the performance condition for earnings a payout of 41% of the target units has been met, although vesting and settlement will not occur until May 8, 2026.
(13)
Payout of this PSU award is subject to the achievement of specified cumulative TSR and TSR relative to the companies in the XOP Index over a three-year period from January 1, 2023 to December 31, 2025. The units cliff vest on June 19, 2026. This award is not reported in the Equity Incentive Plan Awards column because the performance condition for earnings a payout of 41% of the target units has been met, although vesting and settlement will not occur until June 19, 2026.

Stock Vested in 2025

The first tranche of the RSUs granted in 2024 vested during 2025. In addition, the performance period for the two-year PSUs granted in 2023 ended in December 2024 and the awards vested at 156% of the target award amounts, based on the absolute and relative TSR performance during the performance period. The second tranches of the three- and two-year RSUs granted in 2023 also vested and were delivered during 2025.

At the time shares are delivered under the stock awards, shares are cancelled and the Company pays cash for required tax withholding, reducing the potential stock dilution from shares issued for stock awards. There are no outstanding option awards to be exercised.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Francisco J. Leon	111,813	$5,294,346
Clio Crespy	0	$0
Chris D. Gould	53,965	$2,555,243
Omar Hayat	38,724	$1,876,526
Michael L. Preston	55,561	$2,630,813
(1)
The second tranche of the RSUs granted to Messrs. Leon, Gould, Hayat and Preston on February 23, 2023, vested on February 23, 2025. The first tranche of RSUs granted to Messrs. Leon, Gould, Hayat and Preston on February 22, 2024, vested on February 22, 2025. The two-year PSUs granted to Messrs. Leon, Gould, Hayat and Preston on February 23, 2023, vested on February 23, 2025. Additional tranches of other RSUs granted to Mr. Hayat in 2023 vested in 2025.
(2)
These amounts were calculated as the number of vesting RSUs and PSUs times the closing stock price of our common stock as reported in the NYSE Composite Transactions on the respective vesting dates. Includes the cash value of RSUs and PSUs withheld to pay certain tax liabilities on RSUs and PSUs which vested during 2025. The number of RSUs withheld were: Mr. Leon - 60,260; Mr. Gould – 24,647; Mr. Hayat – 20,961; and Mr. Preston - 30,006.

2025 Nonqualified Deferred Compensation Table

The following table sets forth for 2025 the contributions, earnings, withdrawals and balances under the SSP, SRP II and the DCP in which the NEOs participated, although none of the NEOs participated in or had an account balance with respect to our DCP at the end of the 2025 calendar year. Messrs. Leon, Gould, Hayat and Preston were fully vested in their respective aggregate balances shown below, which include amounts CRC assumed from our former parent Occidental Petroleum Corporation’s plans. Ms. Crespy was not fully

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vested in her SSP balance at the end of 2025. For additional information relating to these plans, see “Nonqualified Defined Contribution Plans” and “Nonqualified Deferred Compensation Plan” above.

					Aggregate
		Executive	Company	Aggregate	Withdrawals/	Aggregate
		Contributions	Contributions	Earnings	Distributions	Balance
		2025	in 2025	in 2025	in 2025	at 12/31/2025
Name	Plan	($)(1)	($)(2)	($)(3)	($)	($)(4)
Francisco J. Leon	SSP	$0	$207,939	$64,594	$0	$1,353,329
	SRP II	$0	$0	$11,605	$0	$200,992
Clio Crespy	SSP	$0	$26,086	$0	$0	$26,086
Chris D. Gould	SSP	$0	$121,141	$17,069	$0	$433,289
Omar Hayat	SSP	$0	$124,512	$31,534	$0	$684,733
Michael L. Preston	SSP	$0	$146,663	$91,907	$0	$1,757,993
	SRP II	$0	$0	$77,686	$0	$1,345,436

(1)
No employee contributions are permitted in the SSP or SRP II. None of the NEOs elected to defer compensation under the DCP for 2025.
(2)
Amounts represent Company contributions to the SSP and are reported under “All Other Compensation” in the Summary Compensation Table for 2025.
(3)
The amounts reported in this column include aggregate interest as provided in the SSP and SRP II plans that accrued during 2025. Included in these amounts are excess earnings which are reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for 2025 because they were above-market earnings as follows: Mr. Leon - $4,681; Mr. Gould – $1,034; Mr. Hayat - $2,342; Mr. Preston - $10,017.
(4)
The amounts reported in this column reflect the total balance of the NEO’s accounts in the plans as of December 31, 2025. The total amount previously reported in the Summary Compensation Table for each of the NEOs was as follows: Mr. Leon – $873,928; Ms. Crespy - $26,086, Mr. Gould – $427,638; Mr. Hayat – $124,512; Mr. Preston – $1,036,468.

Potential Payments upon Termination or Change in Control

Payments and other benefits payable to NEOs in various termination circumstances and a change in control were subject to certain policies, plans and employment agreements. Following is a summary of the material terms of these arrangements.

CEO

The 2023 CEO Employment Agreement provides for certain severance payments and benefits to be provided to Mr. Leon upon his termination of employment by the Company without “Cause” (including a termination of employment at the expiration of the term because the Company elected not to renew the 2023 CEO Employment Agreement) or the executive’s resignation for “Good Reason,” death or “Disability” (each quoted term as defined in the 2023 CEO Employment Agreement). Upon Mr. Leon’s termination of employment for any reason, the 2023 CEO Employment Agreement provides that the Company shall pay all unpaid base salary, any unreimbursed business expenses incurred prior to the date on which the employment terminates (as applicable, the “Termination Date”), and all benefits to which he is entitled under the terms of any applicable benefit plan (collectively, the “Accrued Benefits”). Upon Mr. Leon’s termination of employment by the Company without Cause (including a termination of employment at the expiration of the term because the Company elected not to renew the 2023 CEO Employment Agreement), or by Mr. Leon for Good Reason, Mr. Leon will receive payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the Termination Date occurs and, so long as Mr. Leon executes a release of claims in favor of the Company and its affiliates and abides by the restrictive covenants within the 2023 CEO Employment Agreement, Mr. Leon shall receive severance payments, generally payable in monthly installments following the Termination Date consisting of: (i) cash payments equal to a predetermined multiple of annual base salary plus target annual bonus awards for the year in which the termination occurs (the multiple being two (2.0) times, increased to two and one-half (2.5) times if such termination of employment occurs within the one (1)-year period following a qualifying Change in Control (such term as defined in the 2023 CEO Employment Agreement); (ii) a pro-rata annual bonus for the calendar year in which the Termination Date occurs, based on actual performance levels earned for the applicable calendar year, and (iii) reimbursement for the difference between the amount Mr. Leon pays to effect continued coverage (including coverage for his spouse and eligible dependents) under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and Mr. Leon’s contribution amount that similarly situated executives of the Company pay for the same or similar coverage under such group health plans, during the portion, if any, of the 24-month period for following the Termination Date that Mr. Leon elects to continue coverage. If Mr. Leon’s employment is terminated due to death or Disability, then he will receive (i) the Accrued Benefits, (ii) payment of any earned but unpaid annual bonus for the calendar

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year preceding the calendar year in which the termination of employment occurs, and (iii) a pro-rata portion of the annual bonus for the calendar year in which the Termination Date occurs, based on actual performance for such calendar year and payable at the time such bonuses are paid to similarly situated executives of the Company.

CFO

The 2025 CFO Employment Agreement provides for certain severance payments and benefits to be provided to Ms. Crespy upon her termination of employment by the Company without “Cause” (including a termination of employment at the expiration of the term because the Company elected not to renew the 2025 CFO Employment Agreement) or her resignation for “Good Reason,” death or “Disability” (each quoted term as defined in the 2025 CFO Employment Agreement). Upon Ms. Crespy’s termination of employment for any reason, her 2025 CFO Employment Agreement provides that the Company shall pay her all unpaid base salary, any unreimbursed business expenses incurred prior to the date on which the employment terminates (as applicable, the “Termination Date”) and all benefits to which she is entitled under the terms of any applicable benefit plan. Upon Ms. Crespy’s termination of employment by the Company without Cause (including a termination of employment at the expiration of the term because the Company elected not to renew the 2025 CFO Employment Agreement), or by her for Good Reason, she will receive payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the Termination Date occurs and, so long as Ms. Crespy executes a release of claims in favor of the Company and its affiliates and abides by the restrictive covenants within the 2025 CFO Employment Agreement, she shall receive severance payments, generally payable in monthly installments following the Termination Date consisting of: (i) cash payments equal to a predetermined multiple of annual base salary plus target annual bonus awards for the year in which the termination occurs (the multiple being one and one-half (1.5) times for Ms. Crespy, increased to two (2) times for her if such termination of employment occurs within the one (1)-year period following a qualifying Change in Control (such term as defined in the 2025 CFO Employment Agreement)); (ii) a pro-rata annual bonus for the calendar year in which the Termination Date occurs, based on actual performance levels earned for the applicable calendar year and payable at the time such bonuses are paid to similarly situated executives of the Company; and (iii) reimbursement for the difference between the amount Ms. Crespy pays to effect continued coverage (including coverage for her spouse and eligible dependents) under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and her contribution amount that similarly situated executives of the Company pay for the same or similar coverage under such group health plans, during the portion, if any, of the 18-month period for Ms. Crespy following the Termination Date (or 24-month period in the event of a termination during the one (1)-year period following a qualifying Change in Control) that she elects to continue coverage. If Ms. Crespy’s employment is terminated due to death or Disability, then she will receive (i) payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the termination of employment occurs and (ii) a pro-rata portion of the annual bonus for the calendar year in which the Termination Date occurs, based on actual performance for such calendar year and payable at the time such bonuses are paid to similarly situated executives of the Company.

CSO

The 2023 CSO Employment Agreement provides for certain severance payments and benefits to be provided to Mr. Gould upon his termination of employment by the Company without “Cause” (including a termination of employment at the expiration of the term because the Company elected not to renew the 2023 CSO Employment Agreement) or his resignation for “Good Reason,” death or “Disability” (each quoted term as defined in the 2023 CSO Employment Agreement). Upon Mr. Gould’s termination of employment for any reason, his 2023 CSO Employment Agreement provides that the Company shall pay him all unpaid base salary, any unreimbursed business expenses incurred prior to the date on which the employment terminates (as applicable, the “Termination Date”) and all benefits to which he is entitled under the terms of any applicable benefit plan. Upon Mr. Gould’s termination of employment by the Company without Cause (including a termination of employment at the expiration of the term because the Company elected not to renew the 2023 CSO Employment Agreement), or by him for Good Reason, he will receive payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the Termination Date occurs and, so long as Mr. Gould executes a release of claims in favor of the Company and its affiliates and abides by the restrictive covenants within the 2023 CSO Employment Agreement, he shall receive

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severance payments, generally payable in monthly installments following the Termination Date consisting of: (i) cash payments equal to a predetermined multiple of annual base salary plus target annual bonus awards for the year in which the termination occurs (the multiple being one and one-half (1.5) times for Mr. Gould, increased to two (2) times for him if such termination of employment occurs within the one (1)-year period following a qualifying Change in Control (such term as defined in the 2023 CSO Employment Agreement)); (ii) a pro-rata annual bonus for the calendar year in which the Termination Date occurs, based on actual performance levels earned for the applicable calendar year and payable at the time such bonuses are paid to similarly situated executives of the Company; and (iii) reimbursement for the difference between the amount Mr. Gould pays to effect continued coverage (including coverage for his spouse and eligible dependents) under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and his contribution amount that similarly situated executives of the Company pay for the same or similar coverage under such group health plans, during the portion, if any, of the 18-month period for Mr. Gould following the Termination Date (or 24-month period in the event of a termination during the one (1)-year period following a qualifying Change in Control) that he elects to continue coverage. If Mr. Gould’s employment is terminated due to death or Disability, then he will receive (i) payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the termination of employment occurs and (ii) a pro-rata portion of the annual bonus for the calendar year in which the Termination Date occurs, based on actual performance for such calendar year and payable at the time such bonuses are paid to similarly situated executives of the Company.

Other NEOs

Under the terms of the 2021 Employment Agreements, if the NEO's employment was terminated by the Company without “Cause or by the NEO with Good Reason,” as defined in the employment agreement, the NEO is eligible for (i) 18 – 30 months of base salary, (ii) 1- to 2.5- times the target annual incentive, depending on the employee’s position and the nature of the termination, and (iii) reimbursement for up to 24 months of the difference between the amount paid by the NEO for Company-provided continued health care and the employee contribution amount paid by similarly situated active employees. If an NEO’s employment is terminated due to his death or disability, then he will receive under the terms of his employment agreement (i) payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the termination of employment occurs and (ii) a pro-rata portion of the annual bonus for the calendar year in which the termination of employment occurs, based on actual performance for such calendar year and payable at the time such bonuses are paid to similarly situated executives of the Company.

RSUs and PSUs

Under the terms of the agreements evidencing the annual RSUs granted to all our NEOs in 2023, 2024, and 2025, (a) if the NEO’s employment is terminated without Cause, for Good Reason or due to disability, then a prorated portion of the number of units scheduled to vest as of the next anniversary of the date of grant will immediately vest as of the date of termination, (b) if the NEO’s employment is terminated due to the NEO’s death, then 100% of the unvested units will immediately vest as of the date of death, and (c) if the NEO’s employment is terminated on or within 12 months after a qualifying “Change in Control” (as defined in the LTIP, but excluding any event that would otherwise constitute a Change in Control and that relates to any acquisition of securities of the Company by a stockholder that owns 20% or more of our outstanding stock or outstanding voting securities as of the date of grant of the award) without Cause, for Good Reason, or due to disability or death, then 100% of the unvested units will immediately vest as of the date of such termination.

Under the terms of the agreements evidencing the PSUs granted to the NEOs in 2023, 2024, and 2025, (a) if the NEO’s employment is terminated (whether or not in connection with a qualifying “Change in Control”) without Cause, for Good Reason, or due to death or disability, then a prorated portion of the number of units subject to such award will become vested and shall remain outstanding and eligible to become earned based on satisfaction of the applicable performance goal, or (b) if the NEO’s employment is terminated due to the NEO’s voluntary termination of employment without “Good Reason” (as defined in the award agreement), then all of the PSUs will terminate automatically and be forfeited as of the date of such termination of employment.

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Executive Compensation Tables

Under the terms of the agreements evidencing the 2025 RSU Retention Awards granted to all of our NEOs in 2025, (a) if the NEO’s employment is terminated without Cause, by the NEO for Good Reason, upon the NEO’s retirement with six months of notice to the Company, upon a Change in Control or due to the NEO’s death or disability, all of the units subject to such award would become vested (b) if the NEO’s employment is terminated for any other reason, then all of the unvested units subject to the award will terminate automatically and be forfeited as of the date of such termination of employment.

Except as described in this summary and below under “Potential Payments,” we did not have any other agreements or plans in effect at the end of 2025 that would have required us to provide compensation to our NEOs in the event of a termination of employment or a change in control.

Potential Payments

In the discussion that follows, payments and other benefits that would have been payable upon various terminations and change in control situations are set out as if the conditions for payments had occurred and the terminations took place on December 31, 2025, and reflect the terms of applicable agreements then in effect. All of our NEOs had employment agreements which provide for certain payments in the event of termination. The amounts set forth below are estimates of the amounts that would have been paid to each NEO upon his termination. The disclosures below do not take into consideration any requirements under Section 409A of the Code, which could have affected, among other things, the timing of payments and distributions.

The following payments and benefits, which are potentially available on a non-discriminatory basis to all full-time salaried employees when their employment terminates, are not included in the amounts shown below:

•
Life insurance proceeds equal to two times base salary, payable on death as was available to all eligible employees.
•
Payout of unused accrued vacation.

The following is a summary of the payments and benefits each of our active NEOs would have been entitled to receive if the event specified occurred as of December 31, 2025.

	Termination
	Without Cause or	Termination			Change in
	Termination by	by Executive	Termination	Termination	Control with
Benefits and Payments	Executive with	for	Due to	Due to	Termination
Upon Termination	Good Reason	Retirement	Death	Disability	as Result
Francisco J. Leon
Annual Bonus(1)	$1,815,450	$1,815,450	$1,815,450	$1,815,450	$1,815,450
Severance(2)	$4,275,000	$0	$0	$0	$5,130,000
Equity Awards(3)	$9,732,354	$3,787,384	$11,864,309	$9,732,354	$11,864,309
Medical Benefits(4)	$55,236	$0	$0	$0	$55,236
Clio Crespy
Annual Bonus(1)	$940,212	$940,212	$940,212	$940,212	$940,212
Severance(2)	$1,845,000	$0	$0	$0	$2,460,000
Equity Awards(3)	$2,960,069	$1,893,692	$4,408,552	$2,960,069	$4,408,552
Medical Benefits(4)	$41,427	$0	$0	$0	$55,236
Chris D. Gould
Annual Bonus(1)	$915,612	$915,612	$915,612	$915,612	$915,612
Severance(2)	$1,845,000	$0	$0	$0	$2,460,000
Equity Awards(3)	$3,909,714	$1,183,563	$4,798,603	$3,909,714	$4,798,603
Medical Benefits(4)	$41,427	$0	$0	$0	$55,236
Omar Hayat
Annual Bonus(1)	$879,060	$879,060	$879,060	$879,060	$879,060
Severance(2)	$1,725,000	$0	$0	$0	$2,300,000
Equity Awards(3)	$2,703,694	$1,893,692	$3,532,939	$2,703,694	$3,532,939
Medical Benefits(4)	$41,427	$0	$0	$0	$55,236
Michael L. Preston
Annual Bonus(1)	$1,031,940	$1,031,940	$1,031,940	$1,031,940	$1,031,940
Severance(2)	$2,025,000	$0	$0	$0	$2,700,000
Equity Awards(3)	$4,969,091	$2,130,387	$5,926,461	$4,969,091	$5,926,461
Medical Benefits(4)	$41,427	$0	$0	$0	$55,236

(1)
Under the terms of their employment agreements, the NEOs would be provided a prorated payout of their current year bonus for the year of termination based on actual performance achieved. Amounts shown are the AIP award that would have been payable, based on the amounts that were approved by the Compensation Committee as disclosed in the Summary Compensation Table.

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(2)
Mr. Leon’s 2023 Agreement provides for 24 months of severance payments equal to his annual base salary plus target annual bonus in the event of a termination without cause or a by the executive with good reason (increased to 30 months in the event of such a termination that occurs in connection with a qualifying change in control). Under the terms of their employment agreements, the other NEOs will receive 18 months of severance equal to their annual base salary plus target annual bonus in the events of termination without cause or termination by the executive with good reason (increased to 24 months in the event of such a termination that occurs in connection with a qualifying change in control).
(3)
Under the terms of the RSU and PSU awards, other than the 2025 RSU Retention Awards, in the events of termination without cause or termination by the executive with good reason, including such a termination after a change in control for the PSUs, the unvested RSUs and PSUs would vest on a prorata basis and the PSUs would remain outstanding and subject to the performance criteria for the remainder of the performance period specified in the award. In the event of the employees death or termination within 12 months of a change in control, all of the unvested RSUs would immediately vest. Under the terms of the 2025 RSU Retention Awards, all of the unvested RSUs would immediately vest in the events of termination without cause, termination by the executive with good reason, including such a termination after a change in control, retirement with six months of notice to the Company, or death. The amounts in this row are based on the closing price on December 31, 2025 of our common stock as reported in the NYSE Composite Transactions, which was $44.71.
(4)
Under the terms of their employment agreements, the NEOs will be eligible to continue coverage under the Company’s group health plans for up to 18 months (24 months for Mr. Leon or in the case of a change in control for the other NEOs) in the events of termination without cause or termination by the executive with good reason, including such a termination after or a change in control with termination as a result. The NEO’s contribution for coverage would be the same as active employees. The amount shown above is the current cost, net of required employee contributions, for full coverage under the Company’s highest cost health plans based upon the cost of such coverage as in effect as of December 31, 2025.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of our CEO.

For 2025, our last completed fiscal year:

•
The median of the annual total compensation of all employees of our company (other than our CEO) was $206,474.
•
The annual total compensation of our CEO, as reported in the Summary Compensation Table above, was $12,076,766.
•
Based on this information, for 2025 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 58 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

•
We determined that, as of December 31, 2025 (which is the date we chose to identify our median employee), our employee population consisted of approximately 1,500 individuals with all of these individuals located in the United States (as reported in Part I, Items 1 & 2 Business and Properties, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2026 (our “Annual Report”)). This population consisted of our full-time, part-time, and temporary employees, as we do not have seasonal workers, but excluded approximately 990 employees who joined the Company upon our merger with Berry on December 18, 2025, since CRC did not determine their compensation for 2025.
•
We used the total compensation reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2025 as a consistently applied compensation measure to identify our median employee. We did not make any assumptions, adjustments, or estimates with respect to the W-2 wages, and we did not annualize the compensation for any employees that were not employed by us for all of 2025. We believe the use of W-2 wages, as applicable, is the most appropriate compensation measure since it includes the total taxable compensation received by our employees in 2025.
•
We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees, including our CEO, are located in the United States, we did not make any cost of living adjustments in identifying the median employee.

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Executive Compensation Tables

•
After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2025 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $206,474.
•
With respect to the annual total compensation of our CEO, we used the aggregate amounts reported in the “Total” column of our 2025 Summary Compensation Table for Mr. Leon, who served as our CEO throughout 2025, included above and incorporated by reference under Item 11 of Part III of our Annual Report.

This pay ratio is calculated in a manner consistent with SEC rules. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies – including companies in our peer group – may not be comparable to the pay ratio reported above. Other companies may have different employment and compensation practices, different geographic breadth, perform different types of work, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

Pay Versus Performance Disclosures

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and the Company’s financial performance for applicable years. The following table summarizes compensation values reported in the Summary Compensation Table for individuals serving as our principal executive officer (“PEO”) and the average for our other NEOs, as compared to “compensation actually paid” and the Company's financial performance for the years ended December 31, 2025, 2024, 2023, 2022 and 2021. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. “Compensation actually paid” includes payments made to executives during the applicable year such as salary, performance bonus, and various benefits. However, the SEC’s valuation methods for this section emphasize the changes in fair value of equity awards under applicable financial accounting standards, and as such, references to “compensation actually paid” below reflects the change in equity award values on the applicable calculation dates and does not necessarily reflect what our NEOs received year-to-year.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (millions)	Free Cash Flow (millions)
					TSR	Peer Group TSR(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$12,076,766	$9,547,033	$5,998,331	$5,040,333	$211.03	$299.13	$363	$655
2024	$7,985,931	$6,639,906	$4,891,617	$3,534,993	$236.66	$338.68	$376	$595
2023(4)	$914,697	$(2,675,996)
2023(5)	$10,185,668	$13,968,755	$5,255,617	$5,995,797	$242.89	$362.06	$564	$595
2022	$2,807,749	$3,368,621	$1,382,810	$1,448,173	$188.50	$356.11	$524	$360
2021	$17,583,281	$30,872,890	$4,834,140	$8,066,445	$181.84	$237.14	$625	$458

(1)
The PEO and the non-PEO NEOs for each year are as follows:

•
2025: PEO – Francisco J. Leon; Non-PEOs – Clio Crespy, Chris D. Gould, Omar Hayat, Michael L. Preston
•
2024: PEO – Francisco J. Leon; Non-PEOs – Manuela (“Nelly”) Molina, Jay A. Bys, Chris D. Gould, Michael L. Preston
•
2023: PEOs – Mark A. McFarland and Francisco J. Leon; Non-PEOs – Manuela (“Nelly”) Molina, Jay A. Bys, Chris D. Gould, Michael L. Preston, Shawn M. Kerns
•
2022 and 2021: PEO – Mark A. McFarland; Non-PEOs – Francisco J. Leon, Jay A. Bys, Shawn M. Kerns, Michael L. Preston

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Executive Compensation Tables

(2)
The following tables reconcile the Summary Compensation Table totals to the Compensation Actually Paid totals:

2025
PEO Summary Compensation Table Totals	$12,076,766
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(9,070,699)
Fair value at year end of equity awards granted during the year	8,815,272
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(2,944,554)
Change in fair value of equity awards granted in prior years that vested during the year	670,248
Equity awards granted in prior years that were forfeited during the year	—
Total Equity Award Related Adjustments	(2,529,733)
Compensation Actually Paid Totals	$9,547,033

2025
Non-PEO NEOs Summary Compensation Table Totals	$5,998,331
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(4,250,507)
Fair value at year end of equity awards granted during the year	4,089,533
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(936,275)
Change in fair value of equity awards granted in prior years that vested during the year	139,251
Equity awards granted in prior years that were forfeited during the year	—
Total Equity Award Related Adjustments	(957,998)
Compensation Actually Paid Totals	$5,040,333

(3)
Peer Group TSR for the peer group of prior years is the same peer group used for Item 201(e) of Reg S-K as shown in our 2025 Annual Report. For the 2025 year, that peer group consisted of APA Corporation; BKV Corporation; Chord Energy Corporation; Civitas Resources, Inc.; Comstock Resources Inc.; Crescent Energy Company; Gulfport Energy Corp; Kosmos Energy Ltd.;
Magnolia Oil & Gas Corp; Matador Resources Company; Murphy Oil Corporation; Northern Oil and Gas, Inc.;
Range Resources Corporation; Sable Offshore Corporation; SM Energy Company; Talos Energy Inc.; and Vermilion
Energy Inc. Before-Tax Free Cash Flow is a non-GAAP measure described above in the AIP Scorecard Metrics section of the Compensation Discussion and Analysis section above. See also Annex A for a reconciliation to the nearest GAAP measure.
(4)
Information shown for PEO McFarland, who was PEO through April 28, 2023. The negative amount shown for Compensation Actually Paid is due primarily to the forfeiture of RSUs upon Mr. McFarland’s termination.
(5)
Information shown for PEO Leon, who was PEO beginning April 28, 2023.

Discussion of Relationship Between Compensation Actually Paid and Performance Measures

The relationship between compensation actually paid and the Company’s financial performance over the period shown in the table above is described as follows.

PEO

From 2024 to 2025, compensation actually paid to the PEO increased by $2,907,127 or 44%. Over this same period, the Company's TSR decreased by 10.8%, net income decreased by 6.4% and free cash-flow increased by 10.1%. The key factors that drove the increase in compensation actually paid to our PEO were the amount of equity award grants, partially offset by the decrease in TSR. The PEO received more in equity award grants in 2025 compared to 2024 due to the grant of the non-recurring RSU Retention Award in 2025 for which a similar grant was not made in 2024.

From 2023 to 2024, compensation actually paid to the PEO decreased by $4,652,853 or 41%. Over this same period, the Company's TSR decreased by 2.6%, net income decreased by 33.3% and free cash-flow was unchanged. The key factors that drove the decrease in compensation actually paid to our PEO were the amount of equity award grants and the decrease in TSR during the year. The PEO received less in equity award grants in 2024 compared to 2023.

From 2022 to 2023, compensation actually paid to the PEO increased by $7,924,138 or 235%. Over this same period, the Company's TSR increased by 28.9%, net income increased by 7.6% and free cash-flow increased by 65%. The key factors that drove the increase in compensation actually paid to our PEO were the timing of

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Executive Compensation Tables

equity award grants and the increase in TSR from the equity award grant date early in 2023. The PEO received equity award grants in 2023, but did receive any equity award grants in 2022.

From 2021 to 2022, compensation actually paid to the PEO decreased by $27,504,269 or 89%. Over this same period, the Company’s TSR increased by 3.7%, net income decreased by 16.2%, and before-tax free cash flow decreased by 21.4%. The key factor that drove the decrease in compensation actually paid to our PEO was due to the timing of equity award grants. The PEO received an equity award in 2021 following the Company’s emergence from bankruptcy whereas a similar grant was not made in 2022.

Since a substantial majority of the compensation paid to the PEO during 2021 - 2024 was equity-based, the compensation actually paid is directly linked to increases or decreases in the Company’s stock price.

Non-PEOs

From 2024 to 2025, compensation actually paid to the non-PEOs increased by $1,505,340 or 43%. Over this same period, the Company's TSR decreased by 10.8%, net income decreased by 6.4% and free cash-flow increased by 10.1%. The key factors that drove the increase in compensation actually paid to our non-PEOs were the amount of equity award grants, partially offset by the decrease in TSR. The non-PEOs received more in equity award grants in 2025 compared to 2024 due to the grant of the non-recurring Initial RSU Award and RSU Retention Awards in 2025 for which similar grants were not made in 2024.

From 2023 to 2024, compensation actually paid to the Non-PEOs decreased by $2,460,804 or 41%. Over this same period, the Company's TSR decreased by 2.6%, net income decreased by 33.3%% and freed cash-flow was unchanged. The key factors that drove the decrease in compensation actually paid to our Non-PEOs were the amount of equity award grants and the decrease in TSR during the year. The Non-PEOs received less in equity award grants in 2024 compared to 2023.

From 2022 to 2023, compensation actually paid to the Non-PEOs increased by $4,547,624 or 314%. Over this same period, the Company's TSR increased by 28.9%, net income increased by 7.6% and freed cash-flow increased by 65%. The key factors that drove the increase in compensation actually paid to our Non-PEOs were the timing of equity award grants and the increase in TSR from the equity award grant date early in 2023. The Non-PEOs received equity award grants in 2023, but did receive any equity award grants in 2022.

From 2021 to 2022, compensation actually paid to the Non-PEOs decreased by $6,618,272 or 82%. Over this same period, the Company’s TSR increased by 3.7%, net income decreased by 16.2%, and before-tax free cash flow decreased by 21.4%. The key factor that drove the decline in compensation actually paid in 2022 from the prior period was the timing of equity award grants. The non-PEOs did not receive equity awards in 2022; however, equity awards were granted in 2021 following the Company’s emergence from bankruptcy on October 27, 2020.

Since a majority of the compensation paid to the non-PEOs during 2021 - 2025 was equity-based, the compensation actually paid is directly linked to increases or decreases in the Company’s stock price.

Company TSR versus Peer Group TSR

Our peer group changed from 2024 to 2025. We added Northern Oil and Gas, Inc. and Gulfport Energy
Corporation due to their similar market capitalization and operations. We removed Antero Resources Corporation and Permian Resources Corporation from our peer group due to their larger market capitalization. We removed Berry Corporation from our peer group as a result of our merger with them in December 2025.

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Executive Compensation Tables

The relationship of our TSR to the two peer groups as of December 31 for each year presented in the table below:

Year	Our TSR	2025 Peer Group TSR	2024 Peer Group TSR
2025	$211.03	$299.13	$343.91
2024	$236.66	$338.68	$376.47
2023	$242.89	$362.06	$381.39
2021	$188.50	$356.11	$383.48
2021	$181.84	$237.14	$247.35

Disclosure of Most Important Performance Measures for Fiscal Year 2025

The following unranked performance measures for fiscal year 2025 were the most important performance measures the Company used to link executive compensation actually paid to our PEO and Non-PEOs during the last fiscal year to company performance.

Most Important Performance Measures
Combined Company Synergies (as described in the Compensation Discussion and Analysis section above)
Adjusted EBITDAX (as described in the Compensation Discussion and Analysis section above)
Free Cash Flow (as described in the Compensation Discussion and Analysis section above)
Carbon Management Projects (as described in the Compensation Discussion and Analysis section above)

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Director Compensation

Director Compensation

Program Objectives

Our director compensation program is designed to be consistent with the market practices of our peer companies in order to be able to recruit and retain directors.

Program Elements

In December 2020, the Board adopted a new outside director compensation program, based on a review of the director compensation programs of our peer companies provided by LB&Co and recommendation of the Compensation Committee. In 2025, the Compensation Committee did not recommend any changes to the director compensation program other than setting the Board Leadership annual fees for the Carbon TerraVault Committee at the lower tier of the Board Leadership fees, which the Board adopted in May 2025. The elements of the program are as follows:

•
An annual cash retainer of $125,000 ($200,000 for the Independent Chairperson) paid on a quarterly basis in advance.
•
An annual equity grant of restricted stock units (“RSUs”), granted at the Annual Meeting of Shareholders each year with a grant value of $200,000 ($325,000 for the Independent Chairperson), which vest on the first anniversary of the grant date. Vested shares are not delivered to the director until three months after the end of Board service.
•
Board Leadership annual fees as follows, paid on a quarterly basis in advance:
•
Committee chair (Audit, Sustainability, Finance) – $31,000
•
Committee chair (Compensation, Nominating and Governance, Carbon TerraVault) – $22,000
•
Committee member (Audit, Sustainability, Finance) – $16,000
•
Committee member (Compensation, Nominating and Governance, Carbon TerraVault) – $11,000

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Director Compensation

2025 Compensation of Directors

The following table sets forth the total compensation for 2025 for each of the non-employee directors who served in 2025, other than Mr. Leon, who is included in the Summary Compensation Table due to his concurrent roles as director and President and CEO during 2025:

	Fees Earned		Other
	or Paid in	Stock Awards	Compensation
Name	Cash	(1)	(2)	Total
Andrew B. Bremner	$181,500	$206,382	$—	$387,882
Tiffany (TJ) Thom Cepak	$216,000	$335,361	$75,005	$626,366
James N. Chapman	$191,500	$206,382	$51,274	$449,156
James R. Jackson	$141,000	$206,382	$—	$347,382
Christian S. Kendall	$176,500	$206,382	$—	$382,882
Mark A. (Mac) McFarland	$151,500	$206,382	$96,140	$454,022
William B. Roby	$194,000	$206,382	$51,274	$451,656
Bobby Saadati (3)	$70,500	$206,382	$—	$276,882
Alejandra (Ale) Veltmann	$167,000	$206,382	$—	$373,382

(1)
The Stock Awards amounts represent the grant date fair value attributable to restricted stock unit awards granted in 2025, determined in accordance with GAAP and FASB ASC Topic 718, as more fully described in Note 10 in our Annual Report for the year ended December 31, 2025. The award values shown are based on the closing price of CRC common stock on the date of the grant multiplied by the number of restricted stock units granted. The number of restricted stock units granted was calculated based on the grant value of the award divided by the 10-day volume-weighted average price of CRC common stock from the day preceding the date of the grant. The vested shares will not be delivered to the director until three months after the end of Board service. The following table provides the grant date fair values of the RSU grants made during 2025:

	Grant	RSUs	Stock Price	Grant Date
Name	Date	Granted	on Grant Date	Fair Value
Andrew B. Bremner	5/2/2025	5,698	$36.22	$206,382
Tiffany (TJ) Thom Cepak	5/2/2025	9,259	$36.22	$335,361
James N. Chapman	5/2/2025	5,698	$36.22	$206,382
James R. Jackson	5/2/2025	5,698	$36.22	$206,382
Christian Kendall	5/2/2025	5,698	$36.22	$206,382
Mark A. (Mac) McFarland	5/2/2025	5,698	$36.22	$206,382
William B. Roby	5/2/2025	5,698	$36.22	$206,382
Bobby Saadati	5/2/2025	5,698	$36.22	$206,382
Alejandra (Ale) Veltmann	5/2/2025	5,698	$36.22	$206,382

The number of outstanding unvested RSUs as of December 31, 2025, for each of the directors were: Messrs. Bremner, Chapman, Jackson, Kendall, McFarland, Roby, and Ms. Veltmann – 5,698 each; Ms. Cepak – 9,259.

(2)
The amounts shown as Other Compensation represent dividend equivalents accrued on vested restricted stock units that were not factored into the grant date fair value reported in the “Stock Awards” column above since the Company was not paying dividends at the time of the grants prior to November 2021. Accrued dividend equivalents are paid to the directors in cash within 60 days of when the underlying RSUs vest. Dividend equivalents on vested RSUs are paid to the directors in cash within 60 days of the dividend payment date.
(3)
Mr. Saadati ended his Board service on June 23, 2025. In connection with the end of his service, the Board immediately vested the remaining 5,698 of his unvested RSUs, which were then delivered to him three months after the end of his Board service

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Stock Ownership Information

Stock Ownership Information

Security Ownership of Directors, Management and Certain Beneficial Holders

The following table sets forth certain information regarding beneficial ownership of common stock as of March 9, 2026 (unless otherwise indicated) of (1) each person known by us to own beneficially more than 5% of our outstanding common stock (based on Schedule 13G or Schedule 13D filings with the SEC), (2) our NEOs (as defined herein), (3) each of our directors and director nominees, and (4) all of our executive officers and directors as a group. Unless otherwise indicated, each of the persons below has sole voting and investment power with respect to the shares beneficially owned by such person.

	Amount of		Percent of
Name and Address of Beneficial Owner (1)	Beneficial Ownership		Class (2)
BlackRock, Inc. (4)	10,715,888		12.08%
Canada Pension Plan Investment Board (5)	10,506,895		11.84%
The Vanguard Group (6)	9,120,169		10.28%
Solar Projects LLC (7)	6,148,821		6.93%
Andrew B. Bremner	745	(3)	*
Tiffany (TJ) Thom Cepak	10,000	(3)	*
James N. Chapman	2,017	(3)	*
James R. Jackson	—	(3)	*
Christian S. Kendall	20,895	(3)	*
Francisco J. Leon	160,969	(3)	*
Mark A. (Mac) McFarland	500	(3)	*
William B. Roby	10,036	(3)	*
Alejandra (Ale) Veltmann	—	(3)	*
Clio Crespy	7,338		*
Chris D. Gould	92,054		*
Omar Hayat	1,323		*
Michael L. Preston	42,384		*
Executive officers and directors as a group (consisting of 15 persons)	471,115		*

* Less than 1%.

(1)
Unless otherwise noted below, the address for each beneficial owner is c/o California Resources Corporation, 1 World Trade Center, Suite 1500, Long Beach, California 90831.
(2)
Except as otherwise noted below, based on total shares outstanding of 88,736,895 as of March 9, 2026.
(3)
Amounts shown for non-employee directors do not include the following number of vested RSUs for which shares will not be delivered until after the end of their Board service, since they do not have voting or investment power until the shares are delivered:

Name	Vested RSUs
Andrew B. Bremner	21,448
Tiffany (TJ) Thom Cepak	62,043
James N. Chapman	41,445
James R. Jackson	3,365
Christian S. Kendall	3,705
Mark A. (Mac) McFarland	70,067
William B. Roby	41,445
Alejandra (Ale) Veltmann	15,233

All non-employee directors as a group	258,751

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Stock Ownership Information

(4)
Based on Amendment No. 5 to Schedule 13G filed with the SEC on November 12, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power with respect to 10,545,719 shares of common stock, and sole dispositive power with respect to 10,715,888 shares of common stock. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.
(5)
Based on Schedule 13D filed with the SEC on July 9, 2024 by Canada Pension Plan Investment Board (“CPPIB”) and certain other reporting persons. CPPIB has an aggregate beneficial ownership of 10,506,895 shares of common stock, or 11.8% of the class, and has shared voting and dispositive powers with respect to 10,506,895 shares of common stock and CPP Investment Board Private Holdings (6), Inc. (“CPPIB-PH(6)”) is the wholly owned subsidiary of CPP Investment Board Private Holdings (5), Inc. (“CPPIB-PH(5)”), which is the wholly owned subsidiary of CPPIB. CPPIB-PH(5) has an aggregate beneficial ownership of 10,506,895 shares of common stock, or 11.8% of the class, and has shared voting and dispositive powers with respect to 10,506,895 shares of common stock. CPPIB-PH(6) has an aggregate beneficial ownership of 10,506,895 shares of common stock, or 11.8% of the class, and has shared voting and dispositive powers with respect to 10,506,895 shares of common stock. CPPIB's address is c/o CPPIB, One Queen Street East, Suite 2500, ON M5C wW5 Canada.
(6)
Based on Amendment No. 6 to Schedule 13G filed with the SEC on November 12, 2024 by The Vanguard Group (“Vanguard”). Vanguard has shared voting power with respect to 51,522 shares of common stock, sole dispositive power with respect to 9,003,950 shares of common stock, and shared dispositive power with respect to 116,219 shares of common stock. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.
(7)
Based on Amendment No. 5 to Schedule 13G filed with the SEC on February 14, 2025 by Solar Projects LLC (“Solar”) and certain other reporting persons. Solar has an aggregate beneficial ownership of 6,148,821 shares of common stock, or 6.73% of the class, and has shared voting and dispositive powers with respect to 6,148,821 shares of common stock. Solar’s sole member, Solar Trust No. 2 (“Solar Trust”), may be deemed to beneficially own the 6,148,821 shares of common stock beneficially owned by Solar, and has shared voting and dispositive powers with respect to 6,148,821 shares of common stock. Comeg Trust LLC (“Comeg LLC”), has an aggregate beneficial ownership of 91,044 shares of common stock or less than 1% of the class, and has shared voting and dispositive powers with respect to 91,044 shares of common stock. Comeg Trust, as the controlling member of Comeg LLC, may be deemed to beneficially own the 91,044 shares beneficially owned by Comeg LLC and has shared voting and dispositive powers with respect to 91,044 shares of common stock. David Scott Gimbel, as manager of Solar and Comeg LLC and the trustee of Solar Trust and Comeg Trust, has an aggregate beneficial ownership of 6,246,865 shares of common stock or 6.84% of the class, and has sole voting and dispositive powers with respect to 7,000 shares of common stock and shared voting and dispositive powers with respect to 6,239,865 shares of common stock. The address of Solar and Solar Trust is 1201 North Market Street, Suite 1002, Wilmington DE 19801.The address of Comeg LLC and Comeg Trust is 20 Montchanin, Suite 100, Greenville, Delaware 19807. The address of Mr. Gimbel is 323 Pablo Rd, Ponte Vedra Beach, Florida 32082.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and related regulations require our Section 16 officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the NYSE. Section 16 officers, directors and greater than 10% beneficial owners are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms we received, we believe that, during the fiscal year ended December 31, 2025, our Section 16 officers, directors and greater than 10% beneficial owners timely complied with all applicable filing requirements of Section 16(a), except that one Form 4 was filed late regarding a disposition of 102 shares of common stock for tax withholding following the vesting of RSUs for Mr. Hayat.

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Proposals Requiring Your Vote

Proposals Requiring Your Vote

Proposal 1: Election of Directors

In 2026, nine incumbent directors have been nominated by the Board of Directors for reelection through the 2027 annual meeting.

A brief statement about the background and qualifications of each nominee is given above under “Our Board of Directors and Director Nominees.” If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by our Board, or our Board of Directors may determine to reduce the size of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE

“FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Audit Committee appointed, and the Board of Directors ratified the appointment of, KPMG LLP, independent registered public accounting firm, to audit our financial statements as of and for the year ending December 31, 2026. The submission of this matter for ratification by stockholders is not legally required, but the Board of Directors believes the submission provides an opportunity for stockholders through their vote to communicate with the Board of Directors about an important aspect of corporate governance. The Board of Directors recommends that stockholders vote for the ratification of this appointment. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board believes that the change would be in the best interests of CRC and its stockholders. If the stockholders vote against ratification, the Board of Directors will reconsider its selection.

KPMG LLP has served as our independent registered public accounting firm and audited our financial statements beginning with the year ended December 31, 2014.

The table below sets forth the aggregate fees incurred for professional services rendered by KPMG LLP for the years ended December 31, 2025 and 2024:

	2025	2024
Audit Fees (1)	$5,270,000	$3,523,000
Audit-Related Fees (2)	100,000	248,500
Total	$5,370,000	$3,771,500

(1)
Audit Fees represent the aggregate fees for professional services provided in connection with the annual audit of our financial statements included in Form 10-K and reviews of our quarterly financial statements. Audit Fees also include registration statements, consents, comfort letters and fees for system implementation assessment.
(2)
Audit-Related Fees are primarily for audits of our benefit plans. KPMG did not render any advisory services in 2025 with respect to financial accounting matters.

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) our independent registered accounting firm provides to us. The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. The

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Proposals Requiring Your Vote

Audit Committee pre-approved all services provided to CRC by our independent registered accounting firm in 2025 and 2024.

A representative of KPMG LLP is expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL 2 TO RATIFY THE APPOINTMENT

OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM, KPMG LLP, FOR 2026.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

Section 14A of the Securities Exchange Act of 1934, as amended, requires us to provide our stockholders with an advisory (nonbinding) vote on the compensation paid to our named executive officers (sometimes referred to as the “say-on-pay” proposal) as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, accompanying compensation tables and narrative discussion set forth in this proxy statement. Accordingly, you may vote on the following resolution at our Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, accompanying compensation tables and narrative discussion, is hereby approved.”

This vote is nonbinding. The Board of Directors and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

The Company last held a “say-on-frequency” vote in 2021, at which point our stockholders voted for, and the Board determined to hold, annual say-on-pay votes.

As described above in detail under the “Compensation Discussion and Analysis” section of this proxy statement, our 2025 Compensation Program significantly aligns our executive compensation with our stockholder interests. Our compensation program includes a mix of short- and long-term awards that are primarily performance-based, with the significant majority provided as time- and performance-based equity awards. This advisory, nonbinding say-on-pay vote does not cover director compensation, which is also disclosed in the accompanying compensation tables.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3 ON THE ADVISORY VOTE TO APPROVE

NAMED EXECUTIVE OFFICER COMPENSATION.

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General Information

General Information

Voting Procedures

Record Date

At the close of business on March 9, 2026, the “Record Date” for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, there were 88,736,895 shares of common stock outstanding, each share of which is entitled to one vote. Common stock is the only class of our outstanding securities entitled to receive notice of and to vote at the Annual Meeting. There are no cumulative voting rights associated with the Company’s common stock.

Appointment of Proxy Holders

Our Board of Directors asks you to appoint Francisco Leon and Tiffany (TJ) Thom Cepak as your proxy holder (“Proxy Holder”) to vote your shares at the Annual Meeting. You make this appointment by using one of the voting methods described below.

Quorum and Discretionary Authority

The presence at the Annual Meeting of a majority of shares of our common stock issued and outstanding and entitled to vote, present at the Annual Meeting or by proxy, is necessary to constitute a quorum in order to transact business at the Annual Meeting. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote at the Annual Meeting or if you properly return a proxy by Internet, telephone or mail. Abstentions will be counted as present for purposes of determining whether a quorum is present at the Annual Meeting.

The Chair of the Annual Meeting or, if directed by the Chair of the Annual Meeting, a majority of the shares so represented, may adjourn the Annual Meeting from time to time, whether or not there is a quorum represented, and the Proxy Holder will vote the proxies they have been authorized to vote at the Annual Meeting in favor of such an adjournment. In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the items proposed by our Board of Directors have not been received, the Chair of the meeting or the Proxy Holder may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the proxies solicited by the Board of Directors will provide the Proxy Holder with the authority to vote on those matters and nominees in accordance with such person’s discretion. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted by the Proxy Holder in accordance with the specification.

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General Information

How to Vote Shares Registered in Your Name

If you own shares that are registered in your own name, you are a “registered stockholder” and you may attend the Annual Meeting and vote at the Annual Meeting. You also may vote by proxy without attending the Annual Meeting in any of the following ways:

BY INTERNET	BY TELEPHONE	BY MAIL

You may submit a proxy electronically on the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Please have the Notice of Internet Availability of Proxy Materials in hand when you log onto the website. Internet voting facilities will be available 24 hours a day, 7 days a week, and will close at 11:59 p.m., Eastern Time, on April 29, 2026.

If you request paper copies of the proxy materials by mail, you may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will close and no longer be available after 11:59 p.m., Eastern Time, on April 29, 2026.

If you request paper copies of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the reply envelope provided.

For stockholders who have their shares voted by duly submitting a proxy by Internet, telephone or mail, the Proxy Holders will vote all shares represented by such valid proxies in accordance with the stockholders’ instructions. If a stockholder signs and mails a proxy card, but does not indicate how the Proxy Holders should vote, the Proxy Holders will vote in accordance with the Board of Directors’ recommendations as set forth above.

If you received more than one Notice of Internet Availability of Proxy Materials, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each Notice of Internet Availability of Proxy Materials that you receive in order for all of your shares to be voted at the Annual Meeting.

How to Vote Shares Held in “Street Name”

If you hold shares through a brokerage firm, trustee, bank, other financial intermediary or nominee (known as shares held in “street name”), you will receive from that broker, trustee, bank, financial intermediary or other nominee (the “intermediary”) a voting instruction form that will explain how to direct the voting of your shares through the intermediary, which may include the ability to provide voting instructions via the Internet or by telephone.

If your shares are held in street name through a brokerage firm that is a member of the NYSE and you want to vote on any of the proposals to be submitted to a vote at the Annual Meeting (except as to Proposal 2), you MUST indicate how you wish your shares to be voted. The broker will vote shares held by you in street name in accordance with your voting instructions, as indicated on your signed voting instruction form or by the instructions you provide via the Internet or by telephone. Absent such instructions, the proxy submitted by the broker with respect to your shares will indicate that the broker is not able to cast a vote with respect to the matter, which is commonly referred to as a “broker non-vote.” Accordingly, if your shares are held in street name, it is important that you provide voting instructions to the broker or other intermediary so that your vote will be counted. Under NYSE rules, Proposal 2 is considered a “routine matter,” and thus a broker is permitted in its discretion to cast a vote on this proposal as to your shares in the event that you do not provide the broker with voting instructions.

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General Information

If you hold shares in street name and wish to vote your shares at the Annual Meeting, you must first obtain a valid proxy from the intermediary. To attend the Annual Meeting (regardless of whether you intend to vote your shares at the Annual Meeting), you should follow the instructions under “Attending the Annual Meeting” below.

If you received more than one voting instruction form, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately follow the foregoing voting procedures for each voting instruction form that you receive in order for all of your shares to be voted at the Annual Meeting.

Revoking or Changing a Proxy

If you are a registered stockholder, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•
voting again through the Internet or by telephone prior to 11:59 p.m., Eastern Time on April 29, 2026;
•
requesting, completing and mailing in a new paper proxy card, as outlined in the Notice of Internet Availability of Proxy Materials;
•
voting at the Annual Meeting; however, attending the Annual Meeting without completing a ballot will not revoke any previously submitted proxy; or
•
submitting a written notice of revocation to the Corporate Secretary of California Resources Corporation at 1 World Trade Center, Suite 1500, Long Beach, California 90831 that is received no later than April 29, 2026.

If you are a street-name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee in accordance with that entity’s procedures.

Required Vote and Method of Counting

Proposal 1. Election of Directors

Pursuant to the Company's Bylaws, a nominee will be elected to the Board of Directors if such nominee receives the highest number of votes cast “FOR” a particular position on the Board of Directors. The election of directors involves a matter on which a broker (or other nominee) does not have “discretionary” authority to vote. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to this proposal. In such case, a broker non-vote will occur. Pursuant to the director resignation policy in our Corporate Governance Guidelines, the Board expects a nominee who fails to receive a greater number of votes cast “FOR” than votes cast “WITHHOLD” will tender their resignation to the Nominating & Governance Committee. Broker non-votes are not considered votes cast and will have no effect on the outcome of the election of directors.

Proposal 2. Ratification of the Appointment of the Independent Registered Public Accounting Firm

The affirmative vote of a majority in voting power of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on the matter, is required to approve Proposal 2. Proposal 2 involves a matter on which a broker (or other nominee) does have “discretionary” authority to vote. Even if you do not instruct your broker how to vote with respect to this item, your broker may vote your shares with respect to this proposal in its discretion. With respect to Proposal 2, abstentions are treated as present or represented and entitled to vote on the matter and will have the same effect as a vote “AGAINST.”

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Proposal 3. Advisory Vote to Approve Named Executive Officer Compensation

The affirmative vote of a majority in voting power of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on the matter, is required to approve the recommendations in Proposal 3. Such proposal involves matters on which a broker (or other nominee) does not have “discretionary” authority to vote. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to this proposal. In such case, a broker non-vote will occur. Broker non-votes are not considered and will have no effect on the outcome of Proposal 3. Abstentions are treated as present or represented and entitled to vote on the matter and will have the same effect as a vote “AGAINST.” With respect to Proposal 3, while this vote is required by law, it will neither be binding on the Company or the Board of Directors nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. However, the views of our stockholders are important to us, and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We urge you to read the section entitled “Compensation Discussion and Analysis,” including the compensation tables that follow, which discusses in detail how our executive compensation program implements our compensation philosophy.

Method and Cost of Soliciting and Tabulating Votes

The Board of Directors is providing these proxy materials to you in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting. In addition to solicitation by mail, our officers, directors and employees may solicit proxies personally or by telephone, facsimile or electronic means. These officers, directors and employees will not receive any extra compensation for these services. In addition, we will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to the beneficial owners of our stock, and we will reimburse them for postage and clerical expenses. We will bear the costs of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of Internet Availability of Proxy Materials, the Notice of the 2026 Annual Meeting of Stockholders, this proxy statement, the proxy card and any additional information furnished by us to our stockholders. In addition, we have hired Okapi Partners, LLC to assist us in soliciting proxies, which it may do by telephone or in person. We will pay Okapi Partners, LLC a fee of $10,500, plus expenses.

Attending the Annual Meeting

How can I vote my shares and participate at the Annual Meeting?

This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: https://www.virtualshareholdermeeting.com/CRC2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting; however, in order for stockholders whose shares were held in an account at a brokerage firm, bank or other nominee (i.e., in “street name”) as of March 9, 2026, to vote their shares at the meeting, they will need to obtain a legal proxy from the broker, bank or other nominee that holds their shares authorizing them to vote at the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What will I need in order to attend the Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, or March 9, 2026, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/CRC2026 and using your 16-digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other

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General Information

similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

Stockholders may submit questions live during the meeting on our Annual Meeting website, https://www.virtualshareholdermeeting.com/CRC2026. We plan to provide adequate time for stockholder questions to be read and answered by Company personnel during the meeting. Following the Annual Meeting, we will publish an answer to each appropriate question we received on our Investor Relations website at http://investors.crc.com as soon as practical. In submitting questions, please note that we will only address questions that are germane to the matters being voted on at our Annual Meeting.

During the Annual Meeting, we will offer live technical support for all stockholders attending the meeting. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 10:45 a.m. Pacific Time. We will have technicians ready to assist if you have difficulties accessing the virtual meeting during the check-in time or during the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call (844) 976-0738 (U.S.) or (303) 562-9301 (international).

Notice of Internet Availability of Proxy Materials

On or about March 18, 2026, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners who owned shares of our common stock at the close of business on March 9, 2026. The Notice of Internet Availability of Proxy Materials contained instructions on how to access the proxy materials and vote online. We have made these proxy materials available to you over the Internet or, upon your request, have delivered paper versions of these materials to you by mail, in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

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General Information

Stockholder Proposals and Director Nominations

Any stockholder who wishes to submit a proposal for inclusion in the proxy materials and for presentation at our 2027 annual meeting of stockholders must comply with the requirements set forth in Rule 14a-8 under the Exchange Act. In accordance with Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at the address below not later than November 18, 2026.

For stockholder proposals to be considered at our 2027 annual meeting of stockholders that are not submitted for inclusion in our proxy statement, as more specifically provided in our Bylaws, in order for stockholder nominations of persons for election to the Board of Directors or a proposal of any other business to be properly brought before the 2027 annual meeting of stockholders, it must be submitted in accordance with our Bylaws and must be received at our principal executive offices no earlier than the close of business on December 31, 2026 and not later than the close of business on January 30, 2027. Any such proposal must be an appropriate subject for stockholder action under applicable law and must comply with the notice requirements set forth in Section 2.9 of our Bylaws and should be sent in writing to:

California Resources Corporation
Attention: Corporate Secretary

1 World Trade Center, Suite 1500

Long Beach, California 90831

In addition to the satisfying the requirements under our Bylaws described above, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board of Directors’ nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 1, 2027.

Detailed information for submitting recommendations for director nominees is available upon written request to our Corporate Secretary at the address listed above.

Householding of Proxy Materials

The SEC’s proxy rules permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials to those stockholders. This method of delivery, often referred to as “householding,” helps to reduce the amount of duplicative information that stockholders receive and lowers printing and mailing costs for companies.

We are householding proxy materials for stockholders of record in connection with the Annual Meeting unless otherwise notified. We have been notified that certain intermediaries may household proxy materials as well. If you hold your shares of common stock through a broker, bank or other nominee that has determined to household proxy materials, only one set of proxy materials will be delivered to multiple stockholders sharing an address unless you notify your broker, bank or other nominee to the contrary.

We will promptly deliver you a separate copy of the proxy materials for the Annual Meeting if you so request by (1) visiting http://www.proxyvote.com, (2) calling (800) 579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending any email, please include your 16-digit control number in the subject line. You may also contact your broker, bank or other nominee to make a similar request.

Please contact us or your broker, bank or other nominee directly if you have questions or wish to receive separate copies of our proxy materials in the future. You should also contact us or your broker, bank or other nominee if you wish to request delivery of a single copy if you are currently receiving multiple copies. These options are available to you at any time.

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General Information

2025 Annual Report

Our 2025 Annual Report to Stockholders, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, is being furnished to our stockholders primarily via the Internet and mailed to all stockholders who have requested to receive paper copies of the proxy materials. The 2025 Annual Report to Stockholders does not constitute a part of the proxy soliciting material.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and the financial statement schedules, if any, but not including exhibits, is also available at http://www.proxyvote.com and a copy will be furnished at no charge to each person to whom a Notice of Internet Availability of Proxy Materials is delivered upon the request of such person to the following:

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CALIFORNIA RESOURCES CORPORATION 72

2026 PROXY STATEMENT

Annex A

Annex A

Reconciliation of Non-GAAP Measures

Adjusted EBITDAX, AIP

We define Adjusted EBITDAX as earnings before interest expense; income taxes; depreciation, depletion and amortization; exploration expense; other unusual, infrequent and out-of-period items; and other non-cash items. We believe this measure provides useful information in assessing our financial condition, results of operations and cash flows and is widely used by the industry, the investment community and our lenders. Although this is a non-GAAP measure, the amounts included in the calculation were computed in accordance with GAAP. Certain items excluded from this non-GAAP measure are significant components in understanding and assessing our financial performance, such as our cost of capital and tax structure, as well as depreciation, depletion and amortization of our assets. This measure should be read in conjunction with the information contained in our financial statements prepared in accordance with GAAP. A version of Adjusted EBITDAX is a material component of certain of our financial covenants under our Revolving Credit Facility and is provided in addition to, and not as an alternative for, income and liquidity measures calculated in accordance with GAAP.

The following tables present a reconciliation of the GAAP financial measures of net income and net cash provided by operating activities to the non-GAAP financial measure of adjusted EBITDAX and the calculation of adjusted EBITDAX for a performance metric used in our annual incentive plan (AIP), which excludes differences between the payout for cash incentive awards and the amount at target:

CALIFORNIA RESOURCES CORPORATION A - 1

2026 PROXY STATEMENT

Annex A

($ in millions)	2025
Net income (loss)	$363
Interest and debt expense, net	106
Income tax provision	139
Interest income	(11)
Depreciation, depletion and amortization	511
Exploration expense	2
Equity loss from unconsolidated subsidiaries	4
Unusual, infrequent and other items
Non-cash derivative (gain) loss on Brent based commodity contracts	(225)
Non-cash derivative loss (gain) on natural gas derivative contracts	24
Merger transaction / integration fees	30
Severance and termination costs	20
Net loss on early extinguishment of debt	1
Loss on asset divestitures	1
Asset impairments	59
Offshore platform expense	19
Litigation and settlements	26
Measurement period adjustments	1
Other, net	38
Other non-cash items	133
Adjusted EBITDAX	1,241
Exclude Berry (for the period December 18, 2025 through December 31, 2025)	(2)
Incentive Compensation Adjustments (baseline)	13
Adjusted EBITDAX, AIP	$1,252

Net cash provided by operating activities	865
Cash interest payments	98
Cash interest received	45
Cash income taxes	2
Exploration expense	(11)
Working capital changes	242
Adjusted EBITDAX	1,241
Exclude Berry (for the period December 18, 2025 through December 31, 2025)	(2)
Incentive Compensation Adjustments (baseline)	13
Adjusted EBITDAX, AIP	$1,252

CALIFORNIA RESOURCES CORPORATION A - 2

2026 PROXY STATEMENT

Annex A

Free Cash Flow, AIP

The following table presents a reconciliation of free cash flow used as a performance metric in our AIP which is defined for this purpose as Adjusted EBITDAX, AIP plus or minus working capital changes for the period, minus cash paid for asset retirement obligations, cash paid for interest, reduced by capital investments. Free cash flow used as a performance metric is not reduced by income tax payments or increased by interest income.

($ in millions)	2025
Adjusted EBITDAX, AIP	$1,252
Working capital changes	(188)
Cash interest payments	(98)
Capital investments	(322)
Interest income	11
Free Cash Flow, AIP	$655

CALIFORNIA RESOURCES CORPORATION A - 3

A DIFFERENT KIND OF ENERGY COMPANY

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CALIFORNIA RESOURCES CORPORATION 1 World Trade Center, Suite 1500 Long Beach, CA 90831 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting – Go to www.virtualshareholdermeeting.com/CRC2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V85714-P47747 KEEP THIS PORTION FOR YOU RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CALIFORNIA RESOURCES CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Andrew B. Bremner 02) Tiffany (TJ) Thom Cepak 03) James N. Chapman 04) James R. Jackson 05) Christian S. Kendall 06) Francisco J. Leon 07) Mark A. (Mac) McFarland 08) William B. Roby 09) Alejandra (Ale) Veltmann For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. _____

The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain

2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 3. To approve, by non-binding vote, named executive officer compensation.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or any other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10K Wrap are available at www.proxyvote.com. V85715-P47747

CALIFORNIA RESOURCES CORPORATION Annual Meeting of Shareholders April 30, 2026 11:00 a.m. Pacific Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Francisco J. Leon and Tiffany (TJ) Thom Cepak, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) him or her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of California Resources Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., Pacific Time on Friday, May 2, 2024, virtually at www.virtualshareholdermeeting.com/CRC2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUE AND TO BE SIGNED ON REVERSE SIDE